Delaware
Investments (SM)
---------------------------------------
A member of Lincoln Financial Group (R)

[GRAPHIC OMITTED] -- Fixed Income photo

FIXED INCOME

Semi-Annual Report
2002

Voyageur Closed-End Municipal Bond Funds


[GRAPHIC] POWERED BY RESEARCH. (SM)

A Commitment to Our Investors

Investment Objectives and Strategies
Each of the six Funds in this report is a closed-end management investment company whose shares trade on the American Stock Exchange (ASE) in New York. Each Fund seeks to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. In addition, Florida Insured Municipal Income Fund seeks investments that enable its shares to be exempt from Florida's intangible personal property tax. Each Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade, tax-exempt municipal obligations.

Investment Advisor
Delaware Management Company (Delaware Management), a series of Delaware Management Business Trust, has been the Funds' investment advisor since May 1, 1997. Delaware Management is a part of Lincoln Financial Group, one of America's largest publicly held diversified financial services companies, with global insurance operations and more than $118 billion in assets under management as of September 30, 2001.

As of September 30, 2001, Delaware Management manages more than $80 billion for mutual fund shareholders and institutional investors, such as pension plans and foundations. In addition to the six closed-end Funds in this report, Delaware Management also manages other closed-end Funds traded on the New York Stock Exchange.

Leveraging
Each of the six Funds in this report uses leveraging, a tool that is not usually used by open-ended mutual funds and one that can be an important contributor to each Fund's income and capital appreciation potential. Of course, there is no guarantee that leveraging will benefit any of the Funds. Leveraging could result in a higher degree of volatility because a Fund's net asset value could be more sensitive to fluctuations in short-term interest rates and equity prices. Delaware Management believes this volatility risk is reasonable given the benefits of higher income potential.

Effective on or about December 1, 2001, the names of the Funds will be changed to Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc., Delaware Investments Minnesota Municipal Income Fund III, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, and Delaware Investments Colorado Insured Municipal Income Fund, Inc.

Table
  of Contents
Letter to Shareholders                        1
Portfolio Management Review                   3
Performance Summaries
  Minnesota Municipal Income
  Funds I, II, III                            5
  Arizona Municipal Income Fund               6
  Florida Insured Municipal
  Income Fund                                 7
  Colorado Insured Municipal
  Income Fund                                 8
  Tax Bill Update                             10
  New at Delaware                             11
Financial Statements:
  Statements of Net Assets                    12
  Statements of Operations                    25
  Statements of Changes in Net Assets         27
  Financial Highlights                        29
  Notes to Financial Statements               35

                                        Voyageur Closed-End Municipal Bond Funds
                                        October 16, 2001

Letter to Shareholders

Recap of Events
During the six-month fiscal period ended September 30, 2001, corporate profits continued to slip and the U.S. economy weakened. The generally weak environment contributed to poor performance for U.S. stock indexes. It also led the Federal Reserve Board to continue the aggressive series of interest rate cuts it began in January 2001.

The dim profit picture that we reported to you last spring continued in the summer of 2001 and led to frequent credit downgrades for U.S. corporations. As a result, investors seeking refuge in fixed-income investments often reached for securities with the highest credit ratings (Source: Moody's Investors Service). In contrast to the corporate sector, state and local government credit worth has not weakened. As a result, municipal bonds continued to perform well, as they often appealed to investors seeking relative safety (Source: Moody's Investors Service).

After a quiet start to 2001, in which supply remained scarce, new municipal bond issuance nationally began to increase and was booming by the time your Fund began its new fiscal year on April 1, 2001. The result was better bond selection in many states, higher yields, and strong performance in the municipal bond markets.

Delaware's Closed-End Municipal Bond Funds for Minnesota, Arizona, Florida, and Colorado provided positive performance during the six-month period ended September 30, 2001. Total returns for five of the six Funds (Shares at net asset value with dividends and distributions reinvested) in this report were either in line with, or better than, performance of their relevant Lipper peer group and benchmark index. On the following pages, management discusses the specific performance of each Fund for the six-month period ended September 30, 2001.

"In contrast to the corporate sector, state and local government credit worth has not weakened."

                                                                         Total Return    Total Return     Premium (+)/
Total Return                                                               at Net         at Market      Discount (-)      ASE
For the six-month period ended September 30, 2001                        Asset Value         Value       as of 9/30/01    Symbol
Minnesota Municipal Income Fund I                                           +4.02%           +2.19%         -5.02%         VMN
Minnesota Municipal Income Fund II                                          +3.87%           +2.94%         -3.43%         VMM
Minnesota Municipal Income Fund III                                         +4.12%           +2.89%         -4.27%         VYM
Lipper Minnesota Closed-End Municipal Debt Funds Average (6 funds)          +3.64%
Arizona Municipal Income Fund                                               +4.26%           +9.88%         +0.33%         VAZ
Colorado Insured Municipal Income Fund                                      +4.12%           +5.81%         -3.04%         VCF
Lipper Other States Closed-End Municipal Debt Funds Average (26 funds)      +4.27%
Florida Insured Municipal Income Fund                                       +4.08%          +11.23%         -8.54%         VFL
Lipper Florida Closed-End Municipal Debt Funds Average (13 funds)           +4.04%
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                        +3.48%
Lehman Brothers Insured Municipal Bond Index                                +3.43%
------------------------------------------------------------------------------------------------------------------------------

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. The Lipper categories represent the average return of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). The unmanaged Lehman Brothers Indexes are composed of bonds with a variety of quality ratings from many states. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

Market Outlook We believe that municipal bonds can continue to perform well in the current environment. Given that the U.S. economy has not shown clear signs of recovery as of this writing, municipal bonds may continue to appear attractive to a wide array of investors. Continued economic weakness could create an environment conducive to strong total returns going forward.

In our last report we mentioned that we expected the effects of a White House tax cut to have minimal impact on the outlook for the municipal bond markets, and that any changes would be slow in evolving. Given this year's tax legislation, we believe this turned out to be the right call, but we do encourage investors to contact their tax advisors about their personal tax situations.

We believe that municipal bond funds continue to be important investment vehicles which can provide diversification and tax-advantaged investing.*

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments
Family of Funds

*A portion of the income from tax-exempt Funds may be subject to the alternative minimum tax.

                                        Voyageur Closed-End Municipal Bond Funds
                                        October 16, 2001

Portfolio Management Review

Voyageur Closed-End Municipal Bond Funds Managers
Drew M. McCullagh
Senior Portfolio Manager
Arizona Municipal Income Fund,
Colorado Insured Municipal Income Fund

Patrick P. Coyne
Mitchell L. Conery
Senior Portfolio Managers
Minnesota Municipal Income Funds I, II, III,
Florida Insured Municipal Income Fund

The Funds' Results
The strong performance that we had been seeing in municipal bond markets at the end of our last fiscal year continued throughout the six-month period ended September 30, 2001. As the U.S. economy continued to slow, the equity markets spiraled lower. Investors continued to shun the equity markets throughout much of your Funds' six-month reporting period, as many companies experienced a reduction in profits and lowered their earnings and revenue expectations.

While economic growth was anemic during the period, municipal credit remained at high levels throughout 2001. Rating agencies are concerned that tax-exempt sectors -- such as airports and higher education -- will face credit challenges due to the financial downturn (Source: Moody's Investors Service).

The Federal Reserve continued to cut interest rates during the period. The federal funds target rate stood at just 2.5% following another reduction that came just two days after the close of our reporting period.

Both supply and demand for municipal investments were relatively strong during the period. One result of increased supply was better bond selection in many states, as well as higher yields (Source: Investment Company Institute).

As always, we closely monitored each Fund's duration, an indicator of a bond or bond fund's sensitivity to changes in interest rates. The longer the duration, the more sensitive a bond or bond fund is to changes in interest rates.

Portfolio Highlights
Minnesota Municipal Income Funds I, II, and III
During the spring of 2001, as interest rates fell, the average effective maturity and average effective duration in each Fund fell slightly, bringing these figures closer to those of the Funds' peer group. Our goal was to maximize the Funds' income potential to the greatest extent, consistent with preservation of capital.

Minnesota Municipal Income Fund I, which is the oldest of our three Minnesota Funds, holds a number of bonds with shorter maturities. The Fund's average effective duration and average effective maturity remained lower than those of the other two Funds as of September 30, 2001.

During the period, the Funds' benchmark index -- the Lehman Brothers Municipal Bond Index -- rose 3.48%. The Funds' peer group, the Lipper Minnesota Closed-End Municipal Debt Funds Average, returned +3.64% during the same period. Returns for all three Funds surpassed both their benchmarks and peer groups. Minnesota Municipal Income Fund I returned +4.02% for the six-month period ended September 30, 2001 (Shares at net asset value with dividends and distributions reinvested), Minnesota Municipal Income Fund II returned +3.87% for the period (Shares at net asset value with dividends and distributions reinvested), and Minnesota Municipal Income Fund III turned in a +4.12% return (Shares at net asset value with dividends and distributions reinvested).

In all three Minnesota Municipal Income Funds, we maintained a significant portion of assets in pre-refunded bonds, and, as a result, the average credit quality in each of the Funds at period-end was AAA. Pre-refunded bonds typically have a AAA credit rating, because interest from U.S. government securities is used to pay off the bond issue. As of September 30, 2001, pre-refunded bonds accounted for approximately 25% of net assets in Minnesota Municipal Income Fund I, 30% of net assets in Minnesota Municipal Income Fund II, and 24% of net assets in Minnesota Municipal Income Fund III.

The Minnesota economy has grown more diverse in recent years, and its growth has produced many opportunities for municipal investors. Businesses in the state now span more than 90 percent of the primary U.S. industries, yet the state still ranks sixth in the nation in cash receipts from agricultural commodities (Source: Minnesota Department of Trade and Economic Development). Going forward, we expect to continue to make significant investments in credit-worthy hospital and housing bonds in the state. We also plan to maintain our exposure to pre-refunded issues in order to keep the high credit quality in the Funds.

Voyageur Minnesota Municipal Income Funds I, II, III

Fund Basics

As of September 30, 2001

Fund Objective:

The Funds seek to provide current income exempt from both regular federal income tax and Minnesota state personal income tax, consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
Fund I     $58.78 million
Fund II    $165.72 million
Fund III   $39.95 million
--------------------------------------------------------------------------------
Number of Holdings:
Fund I     42
Fund II    72
Fund III   30
--------------------------------------------------------------------------------
Fund Start Dates:
Fund I     May 1, 1992
Fund II    February 26, 1993
Fund III   October 29, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
Patrick P. Coyne received a bachelor's degree from Harvard University and an MBA in finance from the University of Pennsylvania's Wharton School. He began his career with Kidder, Peabody & Co., where he managed the firm's trading desk for four years. He joined Delaware Investments' fixed-income department in 1990.

Mitchell L. Conery received a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. Prior to joining Delaware Investments in 1997, he served as a municipal bond Investment Officer with the Travelers Group. Before that, he held positions at CS First Boston Corporation, MBIA Corporation, Thomson McKinnon Securities, Ovest Financial Services, and Merrill Lynch.

Minnesota Municipal Income Funds I, II, III
Bond Quality and Portfolio Highlights

September 30, 2001                               Fund I                 Fund II                 Fund III
AAA                                              63.5%                  56.9%                   53.8%
AA                                               5.7%                   13.6%                   7.0%
A                                                14.6%                  15.2%                   22.0%
BBB                                              1.6%                   3.1%                    7.7%
Unrated                                          14.6%                  11.2%                   9.5%
-----------------------------------------------------------------------------------------------------------
Average Credit Quality                           AAA                    AAA                     AAA
Average Effective Duration*                      4.27 years             4.95 years              5.63 years
Average Effective Maturity**                     5.43 years             6.69 years              7.99 years
Current Yield at Market Price                    5.92%                  5.97%                   5.83%
Amount or Leveraging (millions)                  $20 million            $60 million             $15 million
-----------------------------------------------------------------------------------------------------------

 *Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

**Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Approximately 17.84%, 18.37%, and 13.65% of the income generated by the Minnesota Municipal Income Funds I, II and III, respectively, for the six-month period ended September 30, 2001 was subject to the federal alternative minimum tax.

The following is a list of new CUSIP numbers for the Minnesota Income Funds I, II, III effective December 1, 2001:

Minnesota Municipal Income Fund I:
Common shares: 24610U 10 5
Preferred shares: 24610U 20 4

Minnesota Municipal Income Fund II:
Common shares: 24610V 10 3
Preferred Series A shares: 24610V 20 2
Preferred Series B shares: 24610V 30 1

Minneosta Municipal Income Fund III:
Common shares: 24610W 10 1
Preferred shares: 24610W 20 0

Voyageur Arizona Municipal Income Fund

Fund Basics

As of September 30, 2001

Fund Objective:

The Fund seeks to provide current income exempt from both regular federal income tax and Arizona state personal income tax, consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$70.34 million
--------------------------------------------------------------------------------
Number of Holdings:
42
--------------------------------------------------------------------------------
Fund Start Date:
February 26, 1993
--------------------------------------------------------------------------------
Your Fund Manager:
Drew M. McCullagh joined Delaware Investments in 1997, after holding investment management positions at Kirchner, Moore & Co. He holds a bachelor's degree from Washington College and a graduate certificate in public finance from the University of Michigan.

The following is a list of new CUSIP numbers for the Fund effective December 1, 2001:

Arizona Municipal Income Fund:
Common shares: 246100 10 1
Preferred Series A shares: 246100 20 0
Preferred Series B shares: 246100 30 9

Portfolio Characteristics

As of September 30, 2001
Current Yield at Market Price            5.31%
Average Effective Duration*              5.45 years
Average Effective Maturity**             8.22 years
Average Credit Quality                   AAA
--------------------------------------------------------------------------------

 *Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

**Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Approximately 19.95% of the income generated by the Arizona Municipal Income Fund for the six-month period ended September 30, 2001 was subject to the federal alternative minimum tax.

For the six months ended September 30, 2001, the Fund outpaced its benchmark index, posting a return that was in line with its peer group's average return. The Fund returned +4.26% (Shares at net asset value with dividends and distributions reinvested) while the Lipper Other States Closed-End Municipal Debt Funds Average returned +4.27%. The Lehman Brothers Municipal Bond Index finished the same period with a 3.48% gain.

We began the fiscal period with a longer duration relative to our peers. This was a more aggressive posture for us, and was a stance that we took in an effort to maximize income in the Fund. We feel that we achieved that objective, as the Fund's current yield at market price as of September 30, 2001 was a competitive 5.31%.

During the spring, we assumed a more conservative approach, shortening the Fund's duration to be more consistent with that of our peers. As of September 30, 2001, the Fund's average effective duration was 5.45 years, down from 6.04 years at the start of the fiscal period. Duration measures a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more the bond or bond fund's price will change for a given increase or decrease in interest rates.

As of September 30, 2001, housing revenue bonds represented the Fund's largest sector weighting, at 24.8% of net assets. The Fund also had significant allocations to both hospital bonds and bonds to fund various transportation and infrastructure projects. As of September 30, 2001, hospital bonds and transportation bonds represented 11.8% and 11.6% of net assets, respectively.

Voyageur Florida Insured Municipal Income Fund

Fund Basics

As of September 30, 2001

Fund Objective:
The Fund seeks to provide current income exempt from regular federal income tax consistent with preservation of capital. The Fund will also seek to maintain its portfolio so that the Fund's shares will be exempt from the Florida intangible personal property tax.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$57.74 million
--------------------------------------------------------------------------------
Number of Holdings:
33
--------------------------------------------------------------------------------
Fund Start Date:
February 26, 1993
--------------------------------------------------------------------------------
Your Fund Managers:
Patrick P. Coyne Mitchell
L. Conery

The following is a list of new CUSIP numbers for the Fund effective December 1, 2001:

Florida Insured Municipal Income Fund:
Common shares:             24610T 10 8
Preferred Series A shares: 24610T 20 7
Preferred Series B shares: 24610T 30 6

Portfolio Characteristics
As of September 30, 2001
Current Yield at Market Price            5.56%
Average Effective Duration*              5.50 years
Average Effective Maturity**             7.34 years
Average Credit Quality                   AAA
--------------------------------------------------------------------------------

 *Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

**Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

Approximately 16.15% of the income generated by the Florida Insured Municipal Income Fund for the six-month period ended September 30, 2001 was subject to the federal alternative minimum tax.

For the six months ended September 30, 2001, the Fund outpaced its benchmark index, posting a return that was in line with that of its peer group. The Fund returned +4.08% (Shares at net asset value with dividends and distributions reinvested) while the Lipper Florida Closed-End Municipal Debt Funds Average returned +4.04%. The Lehman Brothers Insured Municipal Bond Index finished the same period with a 3.43% gain.

We usually maintain a shorter duration posture in our insured funds, because insured bonds are the most liquid bonds in the municipal universe. The enhanced liquidity can lead to increased price volatility, as it often does in the Treasury market. During the fiscal period, our duration posture generally remained unchanged.

Given the impact that the economic downturn can have on equities and lower-rated debt issues, we are comfortable taking a somewhat conservative approach to duration in our insured funds. The Fund invests primarily in AAA-rated municipal bonds, which constitute the top tier of credit quality in the tax-free asset class.

Both housing and hospital bonds have played significant roles in the Fund for some time. As of September 30, 2001, 20.5% of the Fund's net assets were dedicated to hospital revenue bonds, and 11.5% were in housing revenue bonds.

Voyageur Colorado Insured Municipal Income Fund

Fund Basics

As of September 30, 2001

Fund Objective:
The Fund seeks to provide current income exempt from both regular federal income tax and Colorado state income tax, consistent with preservation of capital.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$114.82 million
--------------------------------------------------------------------------------
Number of Holdings:
44
--------------------------------------------------------------------------------
Fund Start Date:
July 29, 1993
--------------------------------------------------------------------------------
Your Fund Manager:
Drew M. McCullagh

The following is a list of new CUSIP numbers for the Fund effective December 1, 2001:

Colorado Insured Municipal Income Fund:
Common shares:             246101 10 9
Preferred Series A shares: 246101 20 8
Preferred Series B shares: 246101 30 7

Portfolio Characteristics

As of September 30, 2001
Current Yield at Market Price            5.40%
Average Effective Duration*              6.86 years
Average Effective Maturity**             10.40 years
Average Credit Quality                   AAA
--------------------------------------------------------------------------------

 *Duration is a common measure of a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates.

**Average Effective Maturity is the average time remaining until scheduled repayment by issuers of portfolio securities.

None of the income generated by the Colorado Insured Municipal Income Fund for the six-month period ended September 30, 2001 was subject to the federal alternative minimum tax.

For the six months ended September 30, 2001, the Fund outpaced its benchmark index, although its return trailed that of its peer group. The Fund returned +4.12% (Shares at net asset value with dividends and distributions reinvested) while the Lipper Other States Closed-End Municipal Debt Funds Average returned +4.27%. In our opinion, the municipal bond market in Colorado was not as strong during the period as that in some other states. This factor may partially account for the Fund's underperformance versus its peer group, which includes funds from various states. On an absolute basis, the six-month period was a rather positive one, and the return beat the 3.43% gain of the Lehman Brothers Insured Municipal Bond Index during the same period.

We continue to have a bright outlook for the municipal bond market in Colorado given the state's long-term growth trends. A growing population has led to many highway projects, and transportation bond holdings continue to be a significant part of the investment portfolio, accounting for 23.9% of the Fund's net assets as of September 30, 2001.

Our outlook for Colorado hospitals also remains bright, as there is a strong supply of insured hospital bonds in the state. During the six-month fiscal period, however, consolidation in the medical field led our allocation to hospital bonds to decrease slightly.

During the fiscal period, we continued with a strategy of increasing duration, which was begun prior to the start of our fiscal year, in an effort to capture higher yields during a period of strong performance in the municipal markets. As of September 30, 2001, the Fund's average effective duration was 6.86 years, up somewhat from the 6.44 years at the start of the period. Duration measures a bond or bond fund's sensitivity to interest rate changes. The longer the duration, the more the bond or bond fund's price will change for a given increase or decrease in interest rates.

Outlook
We think that the economic slowdown may be nearing a bottom. We expect the economy to recover modestly next year, thanks to aggressive interest rate cuts from the Federal Reserve, income tax rebates, and the stimulus that comes from financial aid packages developed in the aftermath of the September 11th terrorist attacks. We also anticipate that inflation, which has been benign for some time, will remain in check.

In our opinion, these factors point to a neutral market. In such an environment, we would look to manage the insured Funds by implementing a "barbell" structure to the portfolios. This means that we would concentrate assets at both ends of the yield curve, looking to invest in shorter bonds to add stability to the portfolio, while also investing substantially in longer bonds to pick up some additional yield.

In our opinion, over the next several months, the environment will remain compelling for municipal bond investing, particularly for investors seeking additional diversification away from volatile stock investments as well as the potential for tax-free income.

Dividend Reinvestment Plans
Each Fund offers an automatic dividend reinvestment program. If Fund shares are registered in your name and you are not already reinvesting dividends but would like to do so, contact the dividend plan agent, Mellon Investor Services, L.L.C., at 800 851-9677. You will be asked to put your request in writing. If you have shares registered in "street" name, contact your financial advisor or the broker/dealer holding the shares.

Under the current policies of Arizona Municipal Income Fund, Florida Insured Municipal Income Fund, Minnesota Municipal Income Fund I, and Minnesota Municipal Income Fund II, all distributions of net investment income and capital gains to common stock shareholders are automatically reinvested in additional shares unless shareholders elect to receive all dividends and other distributions in cash paid by check mailed directly to shareholders by the dividend plan agent. Under the current policies of Colorado Insured Municipal Income Fund and Minnesota Municipal Income Fund III, distributions of net investment income and capital gains to common shareholders will be paid in cash unless shareholders notify Mellon Investor Services, L.L.C. of their desire to participate in the dividend reinvestment program.

After each Fund declares a dividend or determines to make a capital gains distribution, the plan agent will, as agent for the participants, receive the cash payment and use it to buy shares in the open market on the American Stock Exchange. The Funds will not issue any new shares in connection with the plan. You can contact Mellon at:

Mellon Investor Services, L.L.C.
Dividend Reinvestment Department
Overpeck Centre
85 Challenger Road
Ridgefield, NJ
07660 800 851-9677

Tax Bill Update

New Tax Legislation in 2001 has reduced marginal income tax rates for U.S. taxpayers (see schedule below). We believe it is unlikely that these changes in tax rates will significantly influence behavior among municipal investors and that investors will continue to look to municipal bonds and municipal bond funds as a source of tax-free income.

                         Former       Former       Former       Former
Calendar Year           28% rate     31% rate     36% rate     39.6% rate
2001                     27.5%        30.5%        35.5%         39.1%
2002-2003                27.0%        30.0%        35.0%         38.6%
2004-2005                26.0%        29.0%        34.0%         37.6%
2006 and later           25.0%        28.0%        33.0%         35.0%

Subsequent to marginal tax rate changes of the recent past (1982, 1986, 1988, and 1994), there was little evident effect on relative bond yields (Source:
Salomon Smith Barney). The current tax legislation is being phased in, suggesting that consequences for municipal investors may be negligible.

One notable change in the new tax law, however, is the increase in the exemption for the alternative minimum tax (AMT). According to projections by the Congressional Joint Committee on Taxation, the number of individuals affected by the AMT could increase significantly, from 1.4 million this year to 35.5 million in 2010. Many tax advisors currently suggest that, barring further legislation, this year's tax relief would cause many more middle- and upper-income taxpayers to become responsible for paying the AMT in the years ahead. We encourage investors to consult their tax advisors about their particular tax situations, and how they might be affected by current tax law. For a more complete discussion of your Fund's dividends, distributions, and taxes, please consult the prospectus.

30-year AAA-rated Municipal Bonds
Tax-equivalent Yields
As of September 30, 2001

                                    [Bar Graph]

                     Income              Tax-equivalent
                  Tax Bracket                Yield
                  -----------            --------------

                     15%                      5.87%
                     27.5%                    6.88%
                     30.5%                    7.18%
                     35.5%                    7.74%
                     39.1%                    8.19%

As of September 30, 2001, the yield on 30-year AAA-rated municipal bonds nationally was 4.99% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket.*

*Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

New at Delaware

Get a Jump on 2001 Taxes With Delaware's Online
Account Access Feature!

Why wait for your year-end statement to arrive before you start your tax planning? Get a head start on your tax preparation for 2001.

You can review all of your 2001 Delaware Investments' account transactions online at anytime by using Delaware's online Account Access feature. Register for online Account Access and start planning your tax strategy before the end of the year.

And if you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps you complete your tax forms by quickly, securely and accurately retrieving common tax information -- dividends and transactions -- from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account
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Investments web site that gives you access to your account information and allows you to perform account transactions in a secure environment.

For more information about Delaware's online Account Access feature and Instant Data Entry, call our Shareholder Service Center at 800 523-1918. Shareholder representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time. You can also register for online Account Access by visiting our web site at www.delawareinvestments.com.

                                 Voyageur Minnesota Municipal Income Fund, Inc.+
                                                  September 30, 2001 (Unaudited)

Statements of Net Assets

                                                               Principal           Market
                                                                Amount             Value
Municipal Bonds - 98.37%
Continuing Care/Retirement Revenue Bonds - 4.71%
  Minnetonka Multifamily Presbyterian
    Homes Guaranteed (Beacon Hill Project)
    7.70% 6/1/25                                               $2,725,000        $ 2,767,101
                                                                                 -----------
                                                                                   2,767,101
                                                                                 -----------
General Obligation Bonds - 7.61%
  Hennepin County Series B
    5.00% 12/1/18                                               1,300,000          1,313,741
  Minneapolis Refunding (Laurel Village)
    6.00% 3/1/16                                                1,600,000          1,645,232
  Minneapolis/St. Paul Metro Airport Commission
    6.60% 1/1/11 (AMT)                                          1,500,000          1,514,760
                                                                                 -----------
                                                                                   4,473,733
                                                                                 -----------
Higher Education Revenue Bonds - 7.19%
  Minnesota Higher Education Facility
    (St. Thomas University) Series 3-C
    6.25% 9/1/16                                                1,000,000          1,001,140
  Minnesota State University Board
    (State University System) Series A
    6.05% 6/30/18                                                 250,000            251,783
  Northfield (St. Olaf College)
    6.30% 10/1/12                                               1,075,000          1,134,738
    6.40% 10/1/21                                               1,750,000          1,839,617
                                                                                 -----------
                                                                                   4,227,278
                                                                                 -----------
Hospital Revenue Bonds - 16.07%
  Duluth Economic Development Authority
    (St. Luke's Hospital)
    6.40% 5/1/18 (Connie Lee)                                   1,000,000          1,040,210
  Duluth Economic Development Authority
    Benedictine (St. Mary's Hospital)
    6.00% 2/15/20 (Connie Lee)                                  1,000,000          1,051,240
  Minneapolis Health Care Facility Revenue
    (Fairview Hospital) Series A
    5.25% 11/15/19 (MBIA)                                       1,500,000          1,510,125
  Minneapolis Hospital System
    (Fairview Hospital) Series 1991-A
    6.50% 1/1/11 (MBIA)                                         2,210,000          2,276,853
  Minnesota Agricultural & Economic
    Development Health Care System
    (Fairview Hospital) Series A
    6.375% 11/15/29                                             2,500,000          2,657,000
  St. Paul Housing & Redevelopment
    Authority Health Care Facilities
    (Regions Hospital Project)
    5.30% 5/15/28                                              1,000,000             908,660
                                                                                 -----------
                                                                                   9,444,088
                                                                                 -----------
Housing Revenue Bonds - 15.20%
  Brooklyn Center Multifamily Housing
    (Four Courts Apartments)
    7.50% 6/1/25 (AMT)                                          1,800,000          1,812,078

+These financial statements reference Voyageur Minnesota Municipal Income Fund, Inc. as of September 30, 2001. Effective December 1, 2001, Voyageur Minnesota Municipal Income Fund, Inc. will be renamed Delaware Investments Minnesota Municipal Income Fund, Inc.

                                                               Principal           Market
                                                                Amount             Value
Municipal Bonds(continued)
Housing Revenue Bonds (continued)
  Dakota County Housing & Redevelopment
    Authority Single Family Mortgage Revenue
    5.85% 10/1/30 (AMT)(GNMA)(FNMA)                            $  301,000        $   308,375
  New Brighton Multifamily Mortgage
    (Polynesian Village Apartments)
    Series 1995-A 7.60% 4/1/25 (AMT)                            1,400,000          1,408,078
  St. Anthony Multifamily Housing Development
    (Autumn Woods Project)
    6.875% 7/1/22 (Asset Gty)                                   2,265,000          2,333,765
  St. Paul Housing & Redevelopment
    Authority Multifamily Housing
    (Pointe of St. Paul Project)
    6.60% 10/1/12 (FNMA)                                        2,950,000          3,073,989
                                                                                 -----------
                                                                                   8,936,285
                                                                                 -----------
Pollution Control Revenue Bonds - 3.65%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Company)
    6.00% 7/1/22                                                2,100,000          2,147,586
                                                                                 -----------
                                                                                   2,147,586
                                                                                 -----------
Power Authority Revenue Bonds - 12.66%
  Northern Minnesota Municipal Power
    Agency Electric System
    Series A 5.00% 1/1/21                                      1,5 00,000          1,484,340
    Series B 5.50% 1/1/18 (AMBAC)                               1,250,000          1,275,063
  Puerto Rico Electric Power Authority
    Series EE 4.75% 7/1/24                                      1,100,000          1,042,041
  Rochester Electric
    5.25% 2/1/30 (AMBAC)                                          150,000            151,566
  Southern Minnesota Municipal Power Agency
    5.00% 1/1/16 (FGIC)                                           580,000            580,070
    5.50% 1/1/15 (AMBAC)                                          610,000            627,043
  Western Minnesota Municipal Power Agency
    Series A 5.50% 1/1/15 (MBIA)                                2,275,000          2,279,254
                                                                                 -----------
                                                                                   7,439,377
                                                                                 -----------
*Pre-Refunded/Escrowed to Maturity Bonds - 24.77%
  Dakota & Washington Counties Housing &
    Redevelopment Authority Single
    Family Mortgage Revenue
    8.375% 9/1/21 (AMT) (GNMA)
    (Escrowed to Maturity)                                      2,555,000          3,609,013
  Duluth Economic Development Authority
    Health Care Facilities (Duluth Clinic)
    6.30% 11/1/22-02 (AMBAC)                                    1,270,000          1,349,693
    6.30% 11/1/22-04 (AMBAC)                                      730,000            806,854
  Edina Recreational Facilities Series 1992-A
    6.00% 1/1/09-02                                               305,000            307,867
    6.00% 1/1/10-02                                               320,000            323,008

                                 Voyageur Minnesota Municipal Income Fund, Inc.+
                                                  September 30, 2001 (Unaudited)

Statements of Net Assets (continued)

                                                               Principal           Market
                                                                Amount             Value
Municipal Bonds (continued)
*Pre-Refunded/Escrowed to Maturity Bonds (continued)
  Minneapolis St. Paul Housing &
    Redevelopment Authority Health
    Care (Health One)
    6.75% 8/15/14-02 (MBIA)                                    $  400,000        $   410,428
  Minnesota Higher Education Revenue
    Series 3-J (Macalester College)
    6.40% 3/1/22-02                                             1,000,000          1,018,120
  Minnesota Public Facilities Authority
    Water Pollution Control Series 1992
    6.50% 3/1/14-02                                             1,500,000          1,557,615
  Puerto Rico Commonwealth
    6.00% 7/1/26-07                                             2,000,000          2,321,260
  Southern Minnesota Municipal
    Power Agency
    5.50% 1/1/15 (AMBAC)
    (Escrowed to Maturity)                                        390,000            411,388
    5.75% 1/1/11 (FGIC) (Escrowed to Maturity)                  1,000,000          1,049,350
  St. Francis Independent School
    District #15
    6.30% 2/1/11-06 (FSA)                                       1,250,000          1,397,513
                                                                                 -----------
                                                                                  14,562,109
                                                                                 -----------
Water & Sewer Revenue Bonds - 6.51%
  Anoka County Solid Waste Disposal
    National Rural Co-Op Utility
    6.95% 12/1/08 (AMT)                                         1,000,000          1,022,190
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS
    6.83% 3/1/16                                                1,000,000            984,350
    6.98% 3/1/17                                                1,855,000          1,821,146
                                                                                 -----------
                                                                                   3,827,686
                                                                                 -----------
Total Municipal Bonds (cost $54,240,636)                                          57,825,243
                                                                                 -----------

Total Market Value of Securities - 98.37%
  (cost $54,240,636)                                                              57,825,243
Receivables and Other Assets
  Net of Liabilities - 1.63%                                                         957,791
                                                                                 -----------
Total Net Assets - 100.00%                                                        58,783,034

Liquidation Value of Preferred Stock                                             (20,000,000)
                                                                                 -----------
Net Assets Applicable to 2,594,700 Common
  Shares ($0.01 Par Value) Outstanding                                           $38,783,034
                                                                                 ===========

Net Asset Value Per Common Share
  ($38,783,034 / 2,594,700 Shares)                                                    $14.95
                                                                                      ------
Components of Net Assets at September 30, 2001:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund                                                         $35,426,740
Preferred stock, $0.01 par value, 1 million shares
  authorized to the Fund                                                          20,000,000
Undistributed net investment income                                                  112,533
Accumulated net realized loss on investments                                        (340,846)
Net unrealized appreciation of investments                                         3,584,607
                                                                                 -----------
Total net assets                                                                 $58,783,034
                                                                                 ===========

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of September 30, 2001.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Asset Gty - Insured by the Asset Guaranty Insurance Company
Connie Lee - Insured by the College Construction Insurance Association FGIC - Insured by the Financial Guaranty Insurance Company
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

                              Voyageur Minnesota Municipal Income Fund II, Inc.+
                                                  September 30, 2001 (Unaudited)

Statements of Net Assets

                                                               Principal           Market
                                                                Amount             Value
Municipal Bonds - 98.74%
Continuing Care/Retirement Revenue
  Bonds - 5.73%
  Bloomington Health Care Facilities
    (Masonic Home Care Center)
    5.875% 7/1/22 (AMBAC)                                      $1,200,000        $ 1,228,656
  Brainerd Health Care (Evangelical
    Lutheran Health Care Facilities)
    Series A
    6.65% 3/1/17 (FSA)                                          1,195,000          1,236,311
  Minneapolis Health Care Facility
    Revenue (Jones-Harrison
    Residence Project)
    6.00% 10/1/27                                               2,000,000          1,684,800
  Minnetonka Housing Facilities
    (Beacon Hill Project)
    7.25% 6/1/09                                                1,225,000          1,234,727
    7.50% 6/1/14                                                  760,000            775,724
    7.55% 6/1/19                                                2,365,000          2,409,178
  Moorhead Economic Development
    Authority Multifamily Revenue
    Refunding & Improvement Housing
    Development (Eventide) Series B
    6.00% 6/1/18                                                1,000,000            932,880
                                                                                 -----------
                                                                                   9,502,276
                                                                                 -----------
General Obligation Bonds - 5.39%
  Becker Refunding Tax Increment Series D
    6.25% 8/1/15 (AMT)(MBIA)                                    3,700,000          3,777,293
  Hennepin County Series B
    5.00% 12/1/18                                               1,300,000          1,313,741
  **Minnesota State, Inverse Floaters ROLS
    7.58% 11/1/17                                                 570,000            589,426
  Puerto Rico Commonwealth Refunding
    Public Improvements
    5.125% 7/1/30 (FSA)                                         1,000,000          1,009,170
  Rosemount Independent School
    District #196 Series A
    5.70% 4/1/12                                                1,270,000          1,381,506
  St. Paul Tax Increment
    (Block 39 Project) Series A
    4.75% 2/1/25                                                  900,000            854,298
                                                                                 -----------
                                                                                   8,925,434
                                                                                 -----------
Higher Education Revenue Bonds - 8.21%
  Minnesota Higher Education Facility
    (St. Thomas University)
    Series 3-R2 5.60% 9/1/14                                      175,000            179,984
    Series B 3-R1 5.60% 10/1/15                                 1,050,000          1,078,298
    Series 4A-1 5.625% 10/1/21                                  1,000,000          1,027,610
  Minnesota State University Board
    (State University System)
    Series 1993-A 6.10% 6/30/23                                 1,150,000          1,157,199
    Series 1993-C 5.60% 6/30/16 (MBIA)                          3,115,000          3,165,089
    Series 1993-C 5.60% 6/30/19 (MBIA)                          3,720,000          3,765,309
  University of Minnesota Series A
    5.50% 7/1/21                                                3,000,000          3,235,860
                                                                                 -----------
                                                                                  13,609,349
                                                                                 -----------

+These financial statements reference Voyageur Minnesota Municipal Income
 Fund II, Inc. as of September 30, 2001. Effective December 1, 2001, Voyageur Minnesota Municipal Income Fund II, Inc. will be renamed Delaware Investments Minnesota Municipal Income Fund II, Inc.

                                                               Principal           Market
                                                                Amount             Value
Municipal Bonds (continued)
Hospital Revenue Bonds - 13.18%
  Duluth Economic Development Authority
    Benedictine (St. Mary's Hospital)
    6.00% 2/15/20 (Connie Lee)                                 $6,000,000        $ 6,307,439
  Minneapolis/St. Paul Housing &
    Redevelopment Authority
    (Children's Health Care) Series A
    5.50% 8/15/25 (FSA)                                         1,400,000          1,424,850
  Minnesota Agricultural & Economic
    Development Health Care System
    (Fairview Hospital)
    Series 97A 5.75% 11/15/26 (MBIA)                            5,550,000          5,819,286
    Series A 6.375% 11/15/29                                    2,800,000          2,975,840
  Rochester Health Care Facilities
    (Mayo Foundation) Series B
    5.50% 11/15/27                                              3,365,000          3,448,587
  St. Paul Housing & Redevelopment
    Authority Health Care Facilities
   (Regions Hospital Project)
   5.30% 5/15/28                                                  400,000            363,464
  Waconia Health Care Facilities
  6.10% 1/1/19                                                  1,405,000          1,494,808
                                                                                 -----------
                                                                                  21,834,274
                                                                                 -----------
Housing Revenue Bonds - 15.62%
  Chanhassen Multifamily Housing
    (Heritage Park Project)
    6.20% 7/1/30 (FHA)                                          1,105,000          1,146,647
  Dakota County Housing &
    Redevelopment Authority
    Multifamily Mortgage (Imperial
    Ridge Project) Series 1993-A
    6.10% 12/15/28 (GNMA)                                       1,840,000          1,876,450
  Harmony Multifamily Housing
    Section 8 (Zedakah Foundation
    Project) Series A
    5.95% 9/1/20                                                1,000,000          1,019,540
  Minnesota Housing Finance Agency
    Multifamily Rental Housing Series D
    5.90% 2/1/14                                                1,115,000          1,156,288
    6.00% 8/1/22                                                2,295,000          2,365,135
  Minnesota Housing Finance Agency
    Single Family Housing Rental
    5.95% 2/1/18 (MBIA)                                         1,195,000          1,235,343
  Minnesota Housing Finance Agency
    Single Family Housing
    Series 1992-B 6.15% 1/1/26 (AMT)                            3,275,000          3,359,234
    Series 1992-C2 6.15% 7/1/23 (AMT)                           3,320,000          3,406,520
    Series 1994-F 6.30% 7/1/25                                  1,495,000          1,555,308
    Series 1994-J 6.95% 7/1/26 (AMT)                            2,405,000          2,503,172
  New Brighton Multifamily Mortgage
    (Polynesian Village Apartments)
    Series 1995-A
    7.60% 4/1/25 (AMT)                                          3,820,000          3,842,042

                              Voyageur Minnesota Municipal Income Fund II, Inc.+
                                                  September 30, 2001 (Unaudited)

Statements of Net Assets (continued)

                                                               Principal           Market
                                                                Amount             Value
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
  St. Paul Housing & Redevelopment
    Authority Single Family Mortgage
    6.40% 3/1/21 (FNMA)                                        $  870,000        $   917,424
  Stillwater Multifamily Mortgage
    (Stillwater Cottages)
    7.25% 11/1/27 (AMT)                                         1,540,000          1,509,831
                                                                                 -----------
                                                                                  25,892,934
                                                                                 -----------
Industrial Development Revenue Bonds - 0.90%
  Burnsville Community Development
    (Holiday Inn Project)
    5.90% 4/1/08                                                1,430,000          1,485,227
                                                                                 -----------
                                                                                   1,485,227
                                                                                 -----------
Other Revenue Bonds - 0.91%
  Minneapolis Community Development
    Agency (Supported Development)
    Series 5
    5.70% 12/1/27                                                 375,000            377,291
  Minneapolis Community Development
    Agency-G1-TA
    5.70% 12/1/19                                               1,100,000          1,132,967
                                                                                 -----------
                                                                                   1,510,258
                                                                                 -----------
Pollution Control Revenue Bonds - 7.47%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Company)
    6.00% 7/1/22                                                7,560,000          7,731,310
  Cloquet Pollution Control
    (Potlatch Corporation Project)
    5.90% 10/1/26                                               5,000,000          4,649,100
                                                                                 -----------
                                                                                  12,380,410
                                                                                 -----------
Power Authority Revenue Bonds - 5.15%
  Northern Minnesota Municipal Power
    Agency Electric System Series B
    5.50% 1/1/18 (AMBAC)                                        5,955,000          6,074,398
  Puerto Rico Electric Power Authority
    5.25% 7/1/21                                                2,000,000          2,013,040
  Rochester Electric
    5.25% 12/1/30 (AMBAC)                                         450,000            454,698
                                                                                 -----------
                                                                                   8,542,136
                                                                                 -----------
*Pre-Refunded/Escrowed to Maturity Bonds - 29.82%
  Buffalo Independent School District
    6.15% 2/1/22-03 (FSA)                                       4,030,000          4,223,399
  Dakota & Washington Counties
    Housing & Redevelopment
    Authority Single Family
    Mortgage Revenue
    8.375% 9/1/21 (AMT)
    (GNMA) (Escrowed to Maturity)                               5,500,000          7,768,914
  Detroit Lakes Benedictine Health
    (St. Mary's Hospital)
    6.00% 2/15/19-03 (Connie Lee)                               1,250,000          1,334,813

                                                               Principal           Market
                                                                Amount             Value
Municipal Bonds (continued)
*Pre-Refunded/Escrowed to
  Maturity Bonds (continued)
  Duluth Economic Development
    Authority Health Care Facilities
    (Duluth Clinic)
    6.20% 11/1/12-02 (AMBAC)                                   $  720,000        $   764,410
    6.20% 11/1/12-04 (AMBAC)                                      280,000            308,655
    6.30% 11/1/22-02 (AMBAC)                                    3,890,000          4,134,097
    6.30% 11/1/22-04 (AMBAC)                                      960,000          1,061,069
  Esko Independent School District
    5.65% 4/1/12-05 (FSA)                                         550,000            596,189
  Hawley Independent School District
    5.75% 2/1/17-06 (FSA)                                       1,000,000          1,061,240
  Metropolitan Council Sports Facilities
    Commission (Hubert H. Humphrey
    Metrodome Sports Facility) Series 92
    6.00% 10/1/09
    (Escrowed to Maturity)                                      2,360,000          2,496,266
  Minneapolis/St. Paul Housing &
    Redevelopment Authority
    (Health One)
    7.40% 8/15/11-02 (MBIA)                                     2,105,000          2,161,772
  Minnesota Public Facilities Authority
    Water Pollution Control
    6.25% 3/1/16-05                                             1,000,000          1,106,560
    6.50% 3/1/14-02                                             3,300,000          3,426,753
  Red Wing Independent School
    District #256 Series 1993-A
    5.70% 2/1/12-03                                             2,925,000          3,044,165
    5.70% 2/1/13-03                                             1,625,000          1,691,203
  Southern Minnesota Municipal Power
    Agency Supply System Revenue Series A
    5.75% 1/1/18-16 (MBIA)
    (Escrowed to Maturity)                                      3,715,000          3,930,099
  St. Paul Housing & Redevelopment
    Authority Sales Tax (Civic Center)
    5.55% 11/1/23
    (Escrowed to Maturity)                                      2,300,000          2,367,965
    5.55% 11/1/23 (MBIA)
    (Escrowed to Maturity)                                      4,200,000          4,324,109
  Stewartville Independent School
    District #534
    5.75% 2/1/17-05                                             1,705,000          1,786,755
  Western Municipal Power Agency
    6.625% 1/1/16
    (Escrowed to Maturity)                                      1,535,000          1,825,576
                                                                                 -----------
                                                                                  49,414,009
                                                                                 -----------
Transportation Revenue Bonds - 3.72%
  Puerto Rico Commonwealth Highway &
    Transportation Authority
    (Highway Improvements) Series Y
    5.50% 7/1/26                                                6,000,000          6,171,480
                                                                                 -----------
                                                                                   6,171,480
                                                                                 -----------

                               Voyageur Minnesota Municipal Income Fund II, Inc.
                                                  September 30, 2001 (Unaudited)

Statements of Net Assets (continued)

                                                               Principal           Market
                                                                Amount             Value
Municipal Bonds (continued)
Water & Sewer Revenue Bonds - 2.64%
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS
    6.98% 3/1/17                                               $1,145,000       $  1,124,104
    7.08% 3/1/18                                                1,360,000          1,329,346
    7.08% 3/1/19                                                2,000,000          1,916,319
                                                                                ------------
                                                                                   4,369,769
                                                                                ------------
Total Municipal Bonds (cost $156,548,712)                                        163,637,556
                                                                                ------------

Total Market Value of Securities - 98.74%
  (cost $156,548,712)                                                            163,637,556
Receivables and Other Assets
  Net of Liabilities - 1.26%                                                       2,081,565
                                                                                ------------
Total Net Assets - 100.00%                                                       165,719,121

Liquidation Value of Preferred stock                                             (60,000,000)
                                                                                ------------
Net Assets Applicable to 7,252,200 Common
  Shares ($0.01 Par Value) Outstanding                                          $105,719,121
                                                                                ============

Net Asset Value Per Common Share
  ($105,719,121 / 7,252,200 Shares)                                                   $14.58
                                                                                      ------

Components of Net Assets at September 30, 2001:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund                                                        $ 99,710,002
Preferred stock, $0.01 par value, 1 million shares authorized
  to the Fund                                                                     60,000,000
Undistributed net investment income                                                1,878,895
Accumulated net realized loss on investments                                      (2,958,620)
Net unrealized appreciation of investments                                         7,088,844
                                                                                ------------
Total net assets                                                                $165,719,121
                                                                                ============

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of September 30, 2001.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
Connie Lee - Insured by the College Construction Insurance Association FHA - Insured by the Federal Housing Authority
FNMA - Insured by Fannie Mae
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

                              Voyageur Minnesota Municipal Income Fund III, Inc.
                                                  September 30, 2001 (Unaudited)

Statements of Net Assets (continued)

                                                               Principal           Market
                                                                Amount             Value
Municipal Bonds - 97.29%
Continuing Care/Retirement Revenue
  Bonds - 2.64%
  Minnesota Agriculture & Economic
    Development Board (Benedictine
    Health Systems)
    5.75% 2/1/29                                               $1,300,000         $1,053,598
                                                                                ------------
                                                                                   1,053,598
                                                                                ------------
General Obligation Bonds - 1.90%
  Minneapolis Sports Arena Project
    5.125% 10/1/20                                                750,000            758,723
                                                                                ------------
                                                                                     758,723
                                                                                ------------
Higher Education Revenue Bonds - 6.34%
  Minnesota Higher Education Facility
    (St. Thomas University) Series 4A-1
    5.625% 10/1/21                                              1,010,000          1,037,885
  Minnesota State Higher Education
    Facilities Authority (St. Mary's College)
    Series 3Q
    6.15% 10/1/23                                               1,000,000          1,022,440
  Minnesota State Higher Educational
    Facilities Authority (College of
    St. Benedict) Series 3-W
    6.375% 3/1/20                                                 345,000            354,543
  Minnesota State Higher Educational
    Facilities Authority (Gustavus
    Adolphus College) Series 4-X
    4.80% 10/1/21                                                 125,000            117,568
                                                                                ------------
                                                                                   2,532,436
                                                                                ------------
Hospital Revenue Bonds - 17.94%
  Minnesota Agricultural & Economic
    Development Health Care System
    (Fairview Hospital) Series A
    6.375% 11/15/29                                             2,000,000          2,125,600
  Princeton Hospital Systems (Fairview
    Hospital) Series C
    6.25% 1/1/21 (MBIA)                                         2,000,000          2,054,020
  Robbinsdale Hospital Revenue
    (North Memorial Medical Center)
    Series B
    5.50% 5/15/23 (AMBAC)                                         500,000            505,775
  Rochester Health Care Facilities
    (Mayo Foundation) Series B
    5.50% 11/15/27                                              1,700,000          1,742,228
  St. Paul Housing & Redevelopment
    Authority (Health East Hospital)
    5.85% 11/1/17                                                 250,000            192,998
  St. Paul Housing & Redevelopment
    Authority Health Care Facilities
    (Regions Hospital Project)
    5.30% 5/15/28                                                 600,000            545,196
                                                                                ------------
                                                                                   7,165,817
                                                                                ------------

+These financial statements reference Voyageur Minnesota Municipal Income
 Fund III, Inc. as of September 30, 2001. Effective December 1, 2001, Voyageur Minnesota Municipal Income Fund III, Inc. will be renamed Delaware Investments Minnesota Municipal Income Fund III, Inc.

                                                               Principal           Market
                                                                Amount             Value
Municipal Bonds (continued)
Housing Revenue Bonds - 15.13%
  Brooklyn Center Multifamily Housing
    (Four Courts Apartments)
    7.50% 6/1/25 (AMT)                                        $ 1,000,000        $ 1,006,710
  Burnsville Multifamily Mortgage
    Series A
    7.10% 1/1/30 (FSA)                                          2,000,000          2,145,940
  Minneapolis Minnesota Multifamily
    Housing (Gaar Scott Loft Project)
    5.95% 5/1/30                                                1,000,000          1,000,000
  Minneapolis Multifamily Housing
    (Olson Townhomes)
    6.00% 12/1/19 (AMT)                                         1,875,000          1,891,313
                                                                                ------------
                                                                                   6,043,963
                                                                                ------------
Other Revenue Bonds - 2.29%
  Minneapolis Community Development
    Agency (Supported Development)
    6.75% 12/1/25                                                 865,000            913,371
                                                                                ------------
                                                                                     913,371
                                                                                ------------
Pollution Control Revenue Bonds - 6.18%
  Bass Brook Pollution Control Revenue
    (Minnesota Power & Light Company)
    6.00% 7/1/22                                                1,505,000          1,539,103
  Cloquet Pollution Control (Potlatch
    Corporation Project)
    5.90% 10/1/26                                               1,000,000            929,820
                                                                                ------------
                                                                                   2,468,923
                                                                                ------------
Power Authority Revenue Bonds - 4.66%
  Southern Minnesota Municipal Power
    Agency 5.75% 1/1/18 (FGIC)                                  1,800,000          1,861,020
                                                                                ------------
                                                                                   1,861,020
                                                                                ------------
*Pre-Refunded/Escrowed to
  Maturity Bonds - 24.06%
  Duluth Economic Development Authority
    Health Care Facilities (Duluth Clinic)
    6.20% 11/1/12-02 (AMBAC)                                    1,080,000          1,146,614
    6.20% 11/1/12-04 (AMBAC)                                      420,000            462,983
  Esko Independent School District #99
    5.75% 4/1/17-05 (FSA)                                       2,145,000          2,332,216
  Minnesota State Higher Education
    Facilities Authority (Saint Benedict)
    Series 3-W
    6.375% 3/1/20-04                                              930,000          1,007,516
  Moorhead Minnesota Public Utilities
    Series A
    6.25% 11/1/12-02 (MBIA)                                     1,500,000          1,561,245
  University of Minnesota Hospital
    6.75% 12/1/16
    (Escrowed to Maturity)                                      2,580,000          3,104,229
                                                                                ------------
                                                                                   9,614,803
                                                                                ------------

                              Voyageur Minnesota Municipal Income Fund III, Inc.
                                                  September 30, 2001 (Unaudited)

Statements of Net Assets (continued)

                                                               Principal           Market
                                                                Amount             Value
Municipal Bonds (continued)
Transportation Revenue Bonds - 4.83%
  Minneapolis/St. Paul Metropolitan
    Airport Commission
    5.125% 1/1/25 (FGIC)                                       $  900,000        $   901,242
  Puerto Rico Commonwealth Highway &
    Transportation Authority
    (Highway Improvements) Series Y
    5.50% 7/1/26                                                1,000,000          1,028,580
                                                                                ------------
                                                                                   1,929,822
                                                                                ------------
Water & Sewer Revenue Bonds - 11.32%
**Minnesota Public Facilities Authority
    Water Pollution Control Revenue,
    Inverse Floater ROLS
    7.08% 3/1/18                                                1,640,000          1,603,034
  Minnesota Public Facilities Authority
    Water Pollution Control Series B
    5.40% 3/1/15                                                2,820,000          2,918,982
                                                                                 -----------
                                                                                   4,522,016
                                                                                 -----------
Total Municipal Bonds (cost $36,536,276)                                          38,864,492
                                                                                 -----------

Total Market Value of Securities - 97.29%
  (cost $36,536,276)                                                              38,864,492
Receivables and Other Assets
  Net of Liabilities - 2.71%                                                       1,081,545
                                                                                 -----------
Total Net Assets - 100.00%                                                        39,946,037

Liquidation Value of Preferred Stock                                             (15,000,000)
                                                                                 -----------
Net Assets Applicable to 1,837,200 Common
  Shares ($0.01 Par Value) Outstanding                                           $24,946,037
                                                                                 ===========

Net Asset Value Per Common Share
  ($24,946,037 / 1,837,200 Shares)                                                    $13.58
                                                                                      ------

Components of Net Assets at September 30, 2001:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund                                                         $25,246,730
Preferred stock, $0.01 par value, 1 million shares
  authorized to the Fund                                                           15,000000
Undistributed net investment income                                                  192,967
Accumulated net realized loss on investments                                      (2,821,876)
Net unrealized appreciation of investments                                         2,328,216
                                                                                ------------
Total net assets                                                                 $39,946,037
                                                                                ------------

 *For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

**An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term interest rates. Interest rate disclosed is in effect as of September 30, 2001.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

                                   Voyageur Arizona Municipal Income Fund, Inc.+
                                                  September 30, 2001 (Unaudited)


                                                      Principal          Market
                                                       Amount            Value

Municipal Bonds - 98.27%
General Obligation Bonds - 7.09%
  Eagle Mountain Community Facility
    District A2
    6.40% 7/1/17                                     $1,500,000       $1,656,930
Maricopa County Gilbert Unified
    School District #41
    6.25% 7/1/15 (FSA)                                1,500,000        1,686,225
Puerto Rico Commonwealth
    5.125% 7/1/30 (FSA)                               1,000,000        1,009,170
Santa Cruz Valley Unified School
    District #35
    5.80% 7/1/09 (AMBAC)                                600,000          635,268
                                                                   -------------
                                                                       4,987,593
                                                                   -------------

Higher Education Revenue Bonds - 3.69%
  Arizona Student Loan Acquisition
    Authority Revenue
    5.90% 5/1/24                                      1,500,000        1,549,185
  University of Arizona
    6.25% 6/1/11                                      1,000,000        1,045,120
                                                                   -------------
                                                                       2,594,305
                                                                   -------------

Hospital Revenue Bonds - 11.75%
  Maricopa County Health Facilities
    (Catholic Health Care West) Series A
    5.75% 7/1/11 (MBIA)                               1,750,000       1,804,688
    6.00% 7/1/21 (MBIA)                               1,100,000       1,141,294
  Maricopa Industrial Development
    Authority (Mayo Clinic Hospital)
    5.25% 11/15/37 (MBIA)                             1,000,000       1,007,250
  Show Low Industrial Development
    Authority Hospital Revenue
    (Navapache Regional Medical
    Center) Series A
    5.50% 12/1/17 (ACA)                               2,600,000       2,639,961
  University of Arizona Medical Center
    6.25% 7/1/16 (MBIA)                                 700,000         730,198
  Yuma Industrial Development
    Authority (Yuma Regional
    Medical Center)
    5.00% 8/1/31 (FSA)                                  950,000         941,925
                                                                   ------------
                                                                      8,265,316
                                                                   ------------

Housing Revenue Bonds - 24.79%
  Maricopa County Industrial
    Development Authority Multifamily
    Family Housing Revenue (Avalon
    Apartments Project) Series A
    6.35% 4/1/30 (Asset Gty)                          1,610,000       1,694,734
  Maricopa County Industrial
    Development Authority Multifamily
    Family Housing Revenue
    (Pines at Camelback Apartments
    Project) Series A
    5.45% 5/1/28 (Asset Gty)                          1,250,000       1,258,625



+These financial statements reference Voyageur Arizona Municipal Income Fund,
 Inc. as of September 30, 2001. Effective December 1, 2001, Voyageur Arizona Municipal Income Fund, Inc. will be renamed Delaware Investments Arizona Municipal Income Fund, Inc.

                                                      Principal       Market
                                                       Amount         Value

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
  Maricopa County Industrial
    Development Authority Multifamily
    Housing Revenue (Villas at Augusta)
    6.50% 10/20/33 (GNMA)                            $  150,000     $   164,549
Maricopa County Industrial
    Development Authority Single
    Family Housing Revenue
    6.625% 7/1/21 (GNMA)(FNMA)                        1,345,000       1,447,422
Peoria Casa Del Rio Multifamily Housing
    7.30% 2/20/28 (GNMA)                              1,230,000       1,325,719
Phoenix Individual Development
    Authority Single Family Mortgage
    5.30% 4/1/20
    (GNMA)(FNMA)(FHLMC)                               2,485,000       2,500,779
Phoenix Industrial Development
    Authority (Chris Ridge)
    6.80% 11/1/25 (FHA)                                 500,000         513,295
Phoenix Industrial Development
    Authority Single Family Mortgage
    5.35% 6/1/20
    (GNMA)(FNMA)(FHLMC)                               3,260,000       3,277,244
Pima County Industrial Development
    Authority (Single Family Mortgage
    Revenue) Series A
    5.20% 5/1/31
    (GNMA)(FNMA)(FHLMC)                               1,000,000         978,080
    6.125% 11/1/33
    (AMT)(GNMA)(FNMA)(FHLMC)                          1,745,000       1,837,311
    6.25% 11/1/30
    (GNMA)(FNMA)(FHLMC)                                 840,000         871,760
Yavapai County Industrial Development
    Authority Residential Care Facilities
    (Margaret T. Morris Center) Series A
    5.40% 2/20/38 (GNMA)                              1,575,000       1,577,363
                                                                   ------------
                                                                     17,446,881
                                                                   ------------

Leases/Certificates of Participation - 7.05%
  Oro Valley Municipal Property
    Corporation Excise Tax Revenue
    5.00% 7/1/20 (FGIC)                               1,450,000       1,452,886
Scottsdale Municipal Property
    Corporation Lease
    6.25% 11/1/14 (FGIC)                              1,300,000       1,348,035
Tuscon Certificates of Participation
    5.60% 7/1/11                                      1,100,000       1,164,416
Yuma Municipal Property
    5.00% 7/1/25 (AMBAC)                              1,000,000         995,100
                                                                   ------------
                                                                      4,960,437
                                                                   ------------

Other Revenue Bonds - 11.22%
  Maricopa County Stadium District
    5.50% 7/1/13 (MBIA)                               2,650,000       2,749,322
  Phoenix Civic Improvement
    Corporation Excise Tax Revenue
    5.25% 7/1/24                                      1,250,000       1,266,975

                                   Voyageur Arizona Municipal Income Fund, Inc.+
                                                  September 30, 2001 (Unaudited)


                                                    Principal          Market
                                                      Amount           Value

Municipal Bonds (continued)

Other Revenue Bonds (continued)
  Pima County Industrial Development
    Authority (Arizona Charter Schools
    Project) Series A
    6.75% 7/1/31                                   $  3,250,000    $  3,375,158
  Puerto Rico Commonwealth
    5.00% 6/1/26 (FSA)                                  500,000         500,125
                                                                   ------------
                                                                      7,891,580
                                                                   ------------

Pollution Control Revenue Bonds - 1.32%
  Coconino County Pollution Control
    (Nevada Power) Series B
    5.80% 11/1/32                                     1,000,000         925,720
                                                                   ------------
                                                                        925,720
                                                                   ------------

Power Authority Revenue Bonds - 2.38%
  Salt River Project Electric System
    Revenue Series D
    6.25% 1/1/27                                      1,635,000       1,673,537
                                                                   ------------
                                                                      1,673,537
                                                                   ------------

*Pre-Refunded/Escrowed to Maturity Bonds - 6.71%
  Puerto Rico Commonwealth
    Infrastructure Financing Authority
    Special Series A
    5.50% 10/1/40
    (Escrowed to Maturity)                            4,500,000       4,716,990
                                                                   ------------
                                                                      4,716,990
                                                                   ------------

  School District Revenue Bonds - 2.87%
    Arizona School Facilities Board Revenue
    5.00% 7/1/19                                      2,000,000       2,015,980
                                                                   ------------
                                                                      2,015,980
                                                                   ------------

  Territorial Revenue Bonds - 1.89%
    Virgin Islands, Public Finance Authority
    Revenue Series A
    6.125% 10/1/29 (ACA)                              1,250,000       1,327,800
                                                                   ------------
                                                                      1,327,800
                                                                   ------------

  Transportation Revenue Bonds - 11.62%
    Arizona State Transportation Board
    Highway
    5.75% 7/1/18                                      2,350,000       2,515,769
  Phoenix Civic Improvement Airport
    Revenue Senior Lien Series A
    5.00% 7/1/25 (FSA)                                1,000,000         973,480
  Tucson Airport Authority Revenue
    5.70% 6/1/13 (MBIA)                               3,250,000       3,377,985
  Tucson Street & Highway
    5.50% 7/1/12 (MBIA)                               1,250,000       1,305,088
                                                                   ------------
                                                                      8,172,322
                                                                   ------------

  Water & Sewer Revenue Bonds - 5.89%
    Tucson Water Revenue Refunding
    Series A
    5.75% 7/1/18 (AMBAC)                              4,000,000       4,146,600
                                                                   ------------
                                                                      4,146,600
                                                                   ------------

  Total Municipal Bond (cost $66,012,777)                            69,125,061
                                                                   ------------

  Total Market Value of Securities - 98.27%
    (cost $66,012,777)                                             $ 69,125,061
  Receivables and Other Assets
    Net of Liabilities - 1.73%                                        1,216,576
  Total Net Assets - 100.00%                                         70,341,637

  Liquidation Value of Preferred Stock                              (25,000,000)
                                                                   ------------
  Net Assets Applicable to 2,982,200 Common
  Shares ($0.01 Par Value) Outstanding                             $ 45,341,637
                                                                   ============
  Net Asset Value Per Common Share
    ($45,341,637/2,982,200)                                        $      15.20

  Components of Net Assets at September 30, 2001:
  Common stock, $0.01 par value, 200 million shares
    authorized to the Fund                                         $ 40,838,893
  Preferred stock, $0.01 par value, 1 million shares
    authorized to the Fund                                           25,000,000
  Undistributed net investment income                                   819,762
  Accumulated net realized gain on investments                          570,698
  Net unrealized appreciation of investments                          3,112,284
                                                                   ------------
  Total net assets                                                 $ 70,341,637
                                                                   ============

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax Asset
Gty - Insured by the Asset Guaranty Insurance Company
Asset FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FHLMC - Insured by the Federal Home Loan Mortgage Corporation
FNMA - Insured by Fannie Mae FSA - Insured by Financial Security Assurance FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae MBIA - Insured by the Municipal Bond Insurance
        Association
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

                           Voyageur Florida Insured Municipal Income Fund, Inc.+
                                                  September 30, 2001 (Unaudited)


                                                         Principal       Market
                                                          Amount         Value

Municipal Bonds - 99.76%

Airport Revenue Bonds - 8.12%
  Dade County Aviation Series 96B
    5.60% 10/1/26 (MBIA)                               $ 1,000,000   $ 1,032,300
  Florida Ports Financing Commission
    State Transportation Trust Fund
    5.375% 6/1/27 (AMT)(MBIA)                            2,000,000     2,015,600
  Hillsborough County Aviation Authority
    (Tampa International Airport) Series B
    5.60% 10/1/19 (FGIC)                                 1,600,000     1,641,536
                                                                   -------------
                                                                       4,689,436
                                                                   -------------

General Obligation Bonds - 3.77%
  Florida State Board of Education
    (Capital Outlay Public Education)
    6.00% 6/1/21 (FGIC)                                  1,975,000     2,178,899
                                                                   -------------
                                                                       2,178,899
                                                                   -------------

Higher Education Revenue Bonds - 6.36%
  Capital Projects Finance Authority
    Florida Student Housing Revenue
    (University of Central Florida)
    Series F-1
    5.00% 10/1/31 (MBIA)                                   830,000       811,699
  Florida Agriculture & Mechanical University
    (Student Apartment Facility)
    5.625% 7/1/21 (MBIA)                                 1,250,000     1,295,838
  Volusia County Educational Facilities Authority
    (Stetson University Project)
    Series A
    5.50% 6/1/17 (MBIA)                                  1,500,000     1,562,294
                                                                   -------------
                                                                       3,669,831
                                                                   -------------

Hospital Revenue Bonds - 20.54%
  Escambia County Health Facilities Authority
  (Florida Health Care Facilities)
    5.95% 7/1/20 (AMBAC)(VA)                             3,075,000     3,413,650
  Jacksonville Health Care Facilities (Mayo Clinic)
    Series B
    5.50% 11/15/36                                       2,000,000     2,006,140
  Orange County Health Facilities Authority
    (Adventist Health Center)
    5.75% 11/15/25 (AMBAC)                               1,500,000     1,563,900
  Orange County Health Facilities Authority
    (Orlando Regional Health)
    Series A
    6.25% 10/1/18 (MBIA)                                 2,000,000     2,338,360
  Venice Health Care
    (Bon Secours Health System)
    5.60% 8/15/16 (MBIA)                                 2,405,000     2,536,481
                                                                   -------------
                                                                     $11,858,531
                                                                   -------------

Housing Revenue Bonds - 11.48%
  Florida Housing Finance Agency
    (Homeowner Mortgage) Series 2
    5.90% 7/1/29 (AMT)(MBIA)                             1,215,000     1,255,144



+These financial statements reference Voyageur Florida Insured Municipal Income Fund as of September 30, 2001. Effective December 1, 2001, Voyageur Florida Insured Municipal Income Fund will be renamed Delaware Investments Florida Insured Municipal Income Fund.

                                                          Principal     Market
                                                           Amount       Value

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
  Florida Housing Finance Agency
    (Woodbridge Apartments) Series L
    6.05% 12/1/16 (AMBAC)                                $1,120,000   $1,182,205
    6.25% 6/1/36 (AMBAC)(AMT)                             1,500,000    1,565,370
 Florida State Housing Finance Agency
    (Leigh Meadows Apartments Section 8)
    Series N
    6.30% 9/1/36 (AMBAC)(AMT)                             2,510,000    2,628,321
                                                                   -------------
                                                                       6,631,040
                                                                   -------------

Leases/Certificates of Participation - 10.79%
  Escambia County School Board Certificates of
    Participation Series 2
    5.50% 2/1/22 (MBIA)                                   5,000,000    5,145,000
  St. Lucie County School Board Certificates
    of Participation
    5.375% 7/1/19 (FSA)                                   1,000,000    1,085,070
                                                                   -------------
                                                                       6,230,070
                                                                   -------------

Other Revenue Bonds - 13.74%
  Miami Beach Resort Tax
    5.50% 10/1/16 (AMBAC)                                 1,000,000    1,050,030
  Orange County Public Service Tax
    6.00% 10/1/24 (FGIC)                                  3,000,000    3,260,280
  Reedy Creek Improvement District
    (Sports Complex) Series A
    5.75% 6/1/13 (MBIA)                                   2,300,000    2,521,375
  Tampa Utility Tax
    6.125% 10/1/19 (AMBAC)                                1,000,000    1,103,550
                                                                   -------------
                                                                       7,935,235
                                                                   -------------

*Pre-Refunded/Escrowed to Maturity Bonds - 16.79%
  Boca Raton Community
    Redevelopment Agency Tax Increment
    (Mizner Park Project)
    5.875% 3/1/13-02 (FGIC)                               1,500,000    1,553,730
  Dade County Professional Sports Franchise
    Facilities Series B
    6.00% 10/1/22-02 (FGIC)                               1,000,000    1,052,830
  Dade County School Board Certificates of
    Participation Series B
    5.60% 8/1/17-06 (AMBAC)                               1,000,000    1,115,620
  Hillsborough County Industrial Development
    Authority (Allegany Health System - John Knox Village)
    5.75% 12/1/21 (MBIA)
    (Escrowed to Maturity)                                1,000,000    1,017,360
  Sunrise Utility System Series A
    5.75% 10/1/26-06 (AMBAC)                              2,500,000    2,814,800
  Tampa Utility Tax
    6.00% 10/1/15-01 (AMBAC)                              1,000,000    1,000,320
  Village Center Community Development District
    Recreational Revenue Series A
    5.85% 11/1/16-06 (MBIA)                               1,000,000    1,140,840
                                                                   -------------
                                                                       9,695,500
                                                                   -------------

                           Voyageur Florida Insured Municipal Income Fund, Inc.+
                                                  September 30, 2001 (Unaudited)


                                                     Principal         Market
                                                      Amount           Value

Municipal Bonds (continued)

  Water & Sewer Revenue Bonds - 8.17%
    Dade County Water & Sewer System
    5.50% 10/1/25 (FGIC)                            $ 1,100,000     $ 1,129,667
  Indian River County Water & Sewer System
    5.50% 9/1/16 (FGIC)                               1,000,000       1,049,490
  Panama City Beach Water & Sewer System
    5.50% 6/1/18 (AMBAC)                              1,000,000       1,016,930
  Sarasota County Utility System
    5.50% 10/1/22 (FGIC)                              1,500,000       1,522,575
                                                                   ------------
                                                                      4,718,662
                                                                   ------------
Total Municipal Bonds (cost $53,618,439)                             57,607,204
                                                                   ------------
Total Market Value of Securities - 99.76%
  (cost $53,618,439)                                                 57,607,204
Receivables and Other Assets
  Net of Liabilities - 0.24%                                            136,917
                                                                   ------------
Total Net Assets - 100.00%                                           57,744,121
                                                                   ------------

Liquidation Value of Preferred Stock                                (20,000,000)
Net Assets Applicable to 2,422,200 Common
Shares ($0.01 Par Value) Outstanding                               $ 37,744,121
                                                                   ============
Net Asset Value Per Common Share
  ($37,744,121 / 2,422,200 Shares)                                 $      15.58
                                                                   ------------

Components of Net Assets at September 30, 2001:
Common stock, $0.01 par value, unlimited shares
  authorized to the Fund                                           $ 33,361,389
Preferred stock, $0.01 par value, unlimited shares
  authorized to the Fund                                             20,000,000
Undistributed net investment income                                     734,726
Accumulated net realized loss on investments                           (340,759)
Net unrealized appreciation of investments                            3,988,765
                                                                   ------------
Total net assets                                                   $ 57,744,121
                                                                   ============


*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

See accompanying notes

                          Voyageur Colorado Insured Municipal Income Fund, Inc.+
                                                  September 30, 2001 (Unaudited)


                                                        Principal      Market
                                                         Amount        Value

Municipal Bonds - 98.42%
General Obligation Bonds - 13.69%
  Archuleta & Hinsdale Counties
    School Districts #50JT
    5.55% 12/1/20 (MBIA)                               $4,000,000   $ 4,151,559
  Douglas County School District #Re-1
    (Douglas & Elbert Counties)
    5.00% 12/15/21 (MBIA)                               1,250,000     1,241,263
  El Paso County School District #20
    5.625% 12/15/16 (AMBAC)                             2,800,000     2,924,236
    5.625% 12/15/16 (MBIA)                              1,000,000     1,044,370
  G V R Metropolitan District
    5.75% 12/1/19 (AMBAC)                               1,000,000     1,064,580
  Pueblo County
    5.80% 6/1/11 (MBIA)                                 1,405,000     1,506,385
  Pueblo County (Library District)
    5.80% 11/1/19 (AMBAC)                               1,395,000     1,487,656
  Puerto Rico Commonwealth
    5.125% 7/1/30 (FSA)                                 1,250,000     1,261,463
  Stonegate Village Metropolitan
    District Refunding & Improvement
    Series A
    5.50% 12/1/21 (FSA)                                 1,000,000     1,033,220
                                                                   ------------
                                                                     15,714,732
                                                                   ------------


Higher Education Revenue Bonds - 14.97%
  Adams State College (Board of Trustees)
    5.75% 5/15/19 (MBIA)                                2,000,000     2,063,200
  Aurora Educational Development
    6.00% 10/15/15 (Connie Lee)                         1,500,000     1,628,910
  Colorado Educational & Cultural
    Facilities Authority Revenue
    (University of Denver Project)
    5.00% 3/1/27                                          500,000       488,030
    5.50% 3/1/21                                        3,200,000     3,334,816
  Colorado Educational Housing
    (University of Northern Colorado)
    5.00% 7/1/31 (MBIA)                                 3,500,000     3,433,290
  Colorado Post Secondary Education
    (Auraria Fund Project)
    6.00% 9/1/15 (FSA)                                  1,000,000     1,111,250
  Colorado Springs Revenue
    (Colorado College)
    5.375% 6/1/32 (MBIA)                                5,000,000     5,120,850
                                                                   ------------
                                                                     17,180,346
                                                                   ------------

Hospital Revenue Bonds - 6.84%
  Colorado Health Facilities Authority
    (Boulder Community Hospital
    Project) Series B
    5.875% 10/1/23 (MBIA)                               1,925,000     2,003,559

                                                        Principal      Market
                                                         Amount        Value

Municipal Bonds (continued)
Hospital Revenue Bonds (continued)

Colorado Health Facilities Authority
  (North Colorado Medical Center)
    5.95% 5/15/12 (MBIA)                              $ 2,000,000    $ 2,132,560
    6.00% 5/15/20 (MBIA)                                1,000,000      1,056,740
  Colorado Health Facilities Authority
    (Porter Place) Series A
    6.00% 1/20/36 (GNMA)                                2,515,000      2,659,462
                                                                   -------------
                                                                       7,852,321
                                                                   -------------

Housing Revenue Bonds - 9.59%
  Burlingame Multifamily Housing Income
    6.00% 11/1/29 (MBIA)                                2,290,000      2,387,554
  Colorado Housing Finance Authority
    (Single Family Housing) Series AA
    5.625% 11/1/23 (MBIA)                               5,000,000      5,121,450
  Mountain Glen Housing Multifamily
    Revenue
    6.70% 7/20/20 (GNMA)                                1,280,000      1,438,336
  Snowmass Village Multifamily
    Housing Refunding
    (Essential Function Housing)
    6.25% 12/15/16 (FSA)                                2,000,000      2,068,260
                                                                   -------------
                                                                      11,015,600
                                                                   -------------

Leases/Certificates of Participation - 14.07%
  Arapahoe County Library District
    Certificates of Participation
    5.70% 12/15/10 (MBIA)                               2,000,000      2,157,960
  Auraria Higher Education Center
    Certificates of Participation
    5.50% 4/1/26                                        2,485,000      2,570,757
  Aurora Certificates of Participation
    5.50% 12/1/30 (AMBAC)                               2,000,000      2,070,480
  Broomfield Public Improvements
    5.75% 12/1/24 (AMBAC)                               1,500,000      1,589,580
  Denver City & County Certificates
    of Participation
    5.50% 12/1/25 (AMBAC)                               2,000,000      2,081,280
  Eagle County Public Improvements
    5.40% 12/1/18 (MBIA)                                1,000,000      1,037,570
  Lakewood Certificates of Participation
    5.375% 12/1/22 (AMBAC)                              2,000,000      2,043,420
  Westminster Building Authority
    Certificates of Participation
    5.25% 12/1/22                                       1,555,000      1,576,304
  Westminster Certificates of Participation
    5.40% 1/15/23                                       1,000,000      1,021,840
                                                                   -------------
                                                                      16,149,191
                                                                   -------------

Other Revenue Bonds - 6.52%
  Denver Excise Tax Revenue
    (Colorado Convention Center)
    5.00% 9/1/20 (FSA)                                  7,500,000      7,486,050
                                                                   -------------
                                                                       7,486,050
                                                                   -------------

+These financial statements reference Voyageur Colorado Insured Municipal Income Fund, Inc. as of September 30, 2001. Effective December 1, 2001, Voyageur Colorado Insured Municipal Income Fund, Inc. will be renamed Delaware Investments Colorado Insured Municipal Income Fund, Inc.

                          Voyageur Colorado Insured Municipal Income Fund, Inc.+
                                                  September 30, 2001 (Unaudited)

                                                     Principal        Market
                                                      Amount          Value

Municipal Bonds (continued)

Pollution Control Revenue Bonds - 0.91%
  Adams County Pollution Control
    Refunding (Public Service Company
    Project) Series A
    5.875% 4/1/14 (MBIA)                           $  1,000,000    $  1,049,450
                                                                   ------------

                                                                      1,049,450
                                                                   ------------
Sales Tax Revenue Bonds - 1.75%
  Golden Colorado Sales & Use Tax
    Revenue Improvement Series B
    5.10% 12/1/01 (AMBAC)                             2,000,000       2,011,700
                                                                   ------------

                                                                      2,011,700
                                                                   ------------
Transportation Revenue Bonds - 23.90%
  Arapahoe County Capital Improvements
    Highway
    6.05% 8/31/15 (MBIA)                              4,700,000       5,356,778
  Denver City & County Airport Series E
    5.25% 11/15/23 (MBIA)                            12,000,000      12,042,479
  E-470 Public Highway Authority
    5.75% 9/1/29 (MBIA)                               3,000,000       3,217,560
    5.75% 9/1/35 (MBIA)                               1,700,000       1,820,156
Northwest Parkway Public Highway
  Authority
    5.25% 6/15/41 (FSA)                               5,000,000       5,010,450
                                                                   ------------
                                                                     27,447,423
                                                                   ------------
Water & Sewer Revenue Bonds - 6.18%
  Colorado Water Resources & Power
    Development Authority
    (Small Water Resources)
    5.80% 11/1/20 (FGIC)                              2,000,000       2,147,540
  Pueblo West Metropolitan District
    (Water & Wastewater Revenue)
    5.25% 12/15/25                                    2,495,000       2,521,123
Ute Utility Water Conservancy
    District Water Revenue
    5.75% 6/15/20 (MBIA)                              2,255,000       2,431,386
                                                                   ------------
                                                                      7,100,049
                                                                   ------------
Total Municipal Bonds (cost $107,778,504)                           113,006,862
                                                                   ------------
Total Market Value of Securities - 98.42%
  (cost $107,778,504)                                               113,006,862
Receivables and Other Assets
  Net of Liabilities - 1.58%                                          1,810,968
                                                                   ------------
Total Net Assets - 100.00%                                          114,817,830

Liquidation Value of Preferred Stock                                (40,000,000)
                                                                   ------------
Net Assets Applicable to 4,837,100 Common
  Shares ($0.01 Par Value) Outstanding                             $ 74,817,830
                                                                   ------------
Net Asset Value Per Common Share
  ($74,817,830/4,837,100 Shares)                                   $      15.47
                                                                   ------------
Components of Net Assets at September 30, 2001:
Common stock, $0.01 par value, 200 million shares
  authorized to the Fund                                           $ 67,238,110
Preferred stock, $0.01 par value, 1 million shares
  authorized to the Fund                                             40,000,000
Undistributed net investment income                                   1,471,337
Accumulated net realized gain on investments                            880,025
Net unrealized appreciation of investments                            5,228,358
                                                                   ------------
Total net assets                                                   $114,817,830
                                                                   ============
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
Connie Lee - Insured by the College Construction Insurance Association
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Ginnie Mae
MBIA - Insured by the Municipal Bond Insurance Association

See accompanying notes

Statements of Operations

                                                                             Voyageur Closed-End Municipal Bond Funds
                                                                       Six Months Ended September 30, 2001 (Unaudited)


                                                                       Voyageur         Voyageur          Voyageur
                                                                       Minnesota        Minnesota         Minnesota
                                                                   Municipal Income  Municipal Income  Municipal Income
                                                                       Fund, Inc.     Fund II, Inc.      Fund III, Inc.
Investment Income:
Interest                                                              $ 1,754,346      $ 4,753,063      $ 1,146,007
                                                                      -----------      -----------      -----------

Expenses:
Management fees                                                           116,265          329,528           78,937
Accounting and administration                                              42,500           42,500           35,870
Remarketing Agent fees                                                     25,278           75,834           18,958
Professional fees                                                          11,188           23,400           18,906
Transfer agent fees and expenses                                            8,600           26,686           11,120
Reports and statements to shareholders                                      1,800           17,216            5,896
Custodian fees                                                              2,200            9,616            3,142
Directors'/Trustee's Fees                                                   5,448            7,100            6,600
Rating Agency fees                                                          3,000            4,500            3,000
Taxes (other than taxes on income)                                            900            4,500              757
Registration fees                                                              --              300               --
Other                                                                       2,241            8,924            2,785
                                                                      -----------      -----------      -----------
                                                                          219,420          550,104          187,463
Less expenses paid indirectly                                              (2,641)          (6,433)          (1,956)
                                                                      -----------      -----------      -----------
Total expenses                                                            216,779          543,671          184,015
                                                                      -----------      -----------      -----------

Net Investment Income                                                   1,537,567        4,209,392          961,992
                                                                      -----------      -----------      -----------
Net Realized and Unrealized Gain (Loss) on Investments:
  Net realized gain (loss) on investments                                  (8,278)              82           (3,124)
  Net change in unrealized appreciation/depreciation of investments       274,065          615,330          225,986
                                                                      -----------      -----------      -----------
Net Realized and Unrealized Gain on Investments                           265,787          615,412          222,862
                                                                      -----------      -----------      -----------
Net Increase in Net Assets Resulting from Operations                  $ 1,803,354      $ 4,824,804      $ 1,184,854
                                                                      ===========      ===========      ===========


See accompanying notes

                                                                             Voyageur Closed-End Municipal Bond Funds
                                                                       Six Months Ended September 30, 2001 (Unaudited)

                                                                       Voyageur         Voyageur         Voyageur
                                                                       Arizona       Florida Insured  Colorado Insured
                                                                   Municipal Income Municipal Income  Municipal Income
                                                                       Fund, Inc.         Fund           Fund, Inc.
Investment Income:
 Interest                                                              $ 1,933,581      $ 1,556,944      $ 3,047,338
                                                                       -----------      -----------      -----------
Expenses:
 Management fees                                                           139,524          115,324          226,202
 Accounting and administration                                              42,500           42,500           42,498
 Remarketing Agent fees                                                     31,597           25,278           46,667
 Professional fees                                                          14,660           33,009           18,134
 Transfer agent fees and expenses                                           10,199           15,133           11,005
 Reports and statements to shareholders                                      9,481            7,870           13,605
 Custodian fees                                                              2,768            2,137            4,044
 Directors' / Trustee's Fees                                                 7,823            7,500            3,696
 Rating Agency fees                                                          4,500               --            6,000
 Taxes (other than taxes on income)                                            900               --            2,220
 Other                                                                       5,281            4,920           10,313
                                                                       -----------      -----------      -----------
                                                                           269,233          253,671          384,384
 Less expenses paid indirectly                                              (3,171)          (2,552)          (4,260)
                                                                       -----------      -----------      -----------
 Total expenses                                                            266,062          251,119          380,124
                                                                       -----------      -----------      -----------

Net Investment Income                                                    1,667,519        1,305,825        2,667,214
                                                                       -----------      -----------      -----------
Net Realized and Unrealized Gain (Loss) on Investments:
 Net realized gain on investments                                          635,949           34,073          314,130
 Net change in unrealized appreciation/depreciation of investments         (44,304)         343,296          538,608
                                                                       -----------      -----------      -----------
Net Realized and Unrealized Gain on Investments                            591,645          377,369          852,738
                                                                       -----------      -----------      -----------
Net Increase in Net Assets Resulting from Operations                   $ 2,259,164      $ 1,683,194      $ 3,519,952
                                                                       ===========      ===========      ===========


See accompanying notes

Statements of Changes in Net Assets

                                                                                    Voyageur Closed-End Municipal Bond Funds


                                                          Voyageur Minnesota Municipal      Voyageur Minnesota Municipal
                                                               Income Fund, Inc.                 Income Fund II, Inc.
                                                          Six Months                         Six Months
                                                         Ended 9/30/01     Year Ended       Ended 9/30/01       Year Ended
                                                         (Unaudited)        3/31/01          (Unaudited)         3/31/01

Increase (Decrease) in Net Assets from Operations:
 Net investment income                                   $   1,537,567     $   3,044,220     $   4,209,392     $   8,470,136
 Net realized gain (loss) on investments                        (8,278)            2,513                82          (176,192)
 Net change in unrealized appreciation/depreciation
  of investments                                               274,065         1,853,302           615,330         6,304,816
                                                         -------------     -------------     -------------     -------------
Net increase in net assets resulting from operations         1,803,354         4,900,035         4,824,804        14,598,760
                                                         -------------     -------------     -------------     -------------

Dividends and Distributions to:
 Common shareholders from net investment income             (1,089,774)       (2,179,548)       (3,032,326)       (5,928,674)
 Preferred shareholders from net investment income            (316,208)         (823,120)         (848,070)       (2,469,090)
                                                         -------------     -------------     -------------     -------------
                                                            (1,405,982)       (3,002,668)       (3,880,396)       (8,397,764)
                                                         -------------     -------------     -------------     -------------

Net Increase in Net Assets                                     397,372         1,897,367           944,408         6,200,996

Net Assets:
 Beginning of period                                        58,385,662        56,488,295       164,774,713       158,573,717
                                                         -------------     -------------     -------------     -------------
 End of period                                           $  58,783,034     $  58,385,662     $ 165,719,121     $ 164,774,713
                                                         =============     =============     =============     =============

                                                         Voyageur Minnesota Municipal           Voyageur Arizona Municipal
                                                              Income Fund III, Inc.                   Income Fund, Inc.
                                                          Six Months                          Six Months
                                                        Ended 9/30/01     Year Ended         Ended 9/30/01         Year Ended
                                                         (Unaudited)       3/31/01            (Unaudited)            3/31/01
Increase (Decrease) in Net Assets from Operations:

 Net investment income                                   $    961,992     $  1,955,784        $  1,667,519         $  3,348,866
 Net realized gain (loss) on investments                       (3,124)        (113,781)            635,949               76,138
 Net change in unrealized appreciation/depreciation
  of investments                                              225,986        1,751,579             (44,304)           2,788,269
                                                         ------------     ------------        ------------         ------------
Net increase in net assets resulting from operations        1,184,854        3,593,582           2,259,164            6,213,273
                                                         ------------     ------------        ------------         ------------

Dividends and Distributions to:
 Common shareholders from net investment income              (692,395)      (1,391,679)         (1,198,472)          (2,303,750)
 Preferred shareholders from net investment income           (205,390)        (617,796)           (356,155)          (1,030,535)
                                                         ------------     ------------        ------------         ------------
                                                             (897,785)      (2,009,475)         (1,554,627)          (3,334,285)
                                                         ------------     ------------        ------------         ------------

Net Increase in Net Assets                                   287,069        1,584,107             704,537            2,878,988

Net Assets:
 Beginning of period                                       39,658,968       38,074,861          69,637,100           66,758,112
                                                         ------------     ------------        ------------         ------------
 End of period                                           $ 39,946,037     $ 39,658,968        $ 70,341,637         $ 69,637,100


See accompanying notes

                                                                                  Voyageur Closed-End Municipal Bond Funds


                                                            Voyageur Florida Insured            Voyageur Colorado Insured
                                                                    Municipal                          Municipal
                                                                   Income Fund                      Income Fund, Inc.
                                                          Six Months                         Six Months
                                                        Ended 9/30/01      Year Ended       Ended 9/30/01       Year Ended
                                                         (Unaudited)         3/31/01         (Unaudited)          3/31/01
Increase (Decrease) in Net Assets from Operations:
 Net investment income                                   $   1,305,825     $   2,633,120     $   2,667,214     $   5,343,527

 Net realized gain on investments                               34,073           138,481           314,130         1,014,580
 Net change in unrealized appreciation/depreciation
  of investments                                               343,296         2,449,642           538,608         5,630,688
                                                         -------------     -------------     -------------     -------------
 Net increase in net assets resulting from operations        1,683,194         5,221,243         3,519,952        11,988,795
                                                         -------------     -------------     -------------     -------------

Dividends and Distributions to:
 Common shareholders from net investment income               (952,227)       (1,834,817)       (1,946,933)       (3,609,686)
 Preferred shareholders from net investment income            (286,354)         (817,026)         (572,668)       (1,654,933)
                                                         -------------     -------------     -------------     -------------
                                                            (1,238,581)       (2,651,843)       (2,519,601)       (5,264,619)
                                                         -------------     -------------     -------------     -------------

Net Increase in Net Assets                                     444,613         2,569,400         1,000,351         6,724,176

Net Assets:
 Beginning of period                                        57,299,508        54,730,108       113,817,479       107,093,303
                                                         -------------     -------------     -------------     -------------
 End of period                                           $  57,744,121     $  57,299,508     $ 114,817,830     $ 113,817,479
                                                         =============     =============     =============     =============


See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Voyageur Minnesota Municipal Income Fund, Inc.

                                                        Six Months     Year          Year        Year         Year         Year
                                                          Ended        Ended         Ended       Ended        Ended        Ended
                                                        9/30/01(6)    3/31/01       3/31/00     3/31/99     3/31/98(2)   3/31/97
                                                       (Unaudited)
Net asset value, beginning of period                    $  14.790   $  14.060     $  15.380   $  15.380     $  14.470   $  14.430

Income (loss) from investment operations:
Net investment income                                       0.575       1.155         1.180       1.188         1.180       1.060
Net realized and unrealized gain (loss)
  on investments                                            0.127       0.732        (1.256)      0.004         0.970       0.180
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total from investment operations                            0.702       1.887        (0.076)      1.192         2.150       1.240
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Less dividends and distributions to:
Common shareholders from net investment income             (0.420)     (0.840)       (0.907)     (0.930)       (0.930)     (0.930)
Preferred shareholders from net investment income          (0.122)     (0.317)       (0.272)     (0.262)       (0.280)     (0.270)
Common shareholders from net realized gain
  on investments                                               --          --        (0.051)         --        (0.020)         --
Preferred shareholders from net realized gain
  on investments                                               --          --        (0.014)         --        (0.010)         --
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total dividends and distributions                          (0.542)     (1.157)       (1.244)     (1.192)       (1.240)     (1.200)
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Net asset value, end of period                          $  14.950   $  14.790     $  14.060   $  15.380     $  15.380   $  14.470
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Market value, end of period                             $  14.200   $  14.300     $  13.563   $  16.500     $  15.690   $  14.380
                                                        =========   =========     =========   =========     =========   =========

Total investment return based on(1)
Market value                                                 2.19%      12.09%       (12.39%)     11.29%        16.04%       2.01%
Net asset value                                              4.02%      11.83%        (2.56%)      5.88%        13.02%       6.90%

Ratios and supplemental data:
Net assets applicable to capital shares, end of
  period (000 omitted)                                  $  58,783   $  53,386     $  56,488   $  59,919     $  59,915   $  57,544
Ratio of expenses to average net assets(3)                   0.76%       0.80%         0.89%       0.81%         0.77%       0.81%
Ratio of expenses to average net assets applicable to
  common shares                                              1.13%       1.23%         1.36%       1.21%         1.17%       1.24%
Ratio of net investment income to average net assets(3)      5.24%       5.34%         5.25%       5.13%         5.20%       4.78%
Ratio of net investment income to average net
  assets applicable to common shares(4)                      6.36%       6.00%         6.17%       5.99%         6.01%       5.45%
Portfolio turnover                                              2%          6%           12%         15%            0%          5%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)     $  20,000   $  20,000     $  20,000   $  20,000     $  20,000   $  20,000
Net asset coverage per share of preferred shares,
  end of period                                         $ 146,958   $ 145,964     $ 141,221   $ 149,797     $ 149,788   $ 143,860
Liquidation value per share of preferred shares(5)      $  50,000   $  50,000     $  50,000   $  50,000     $  50,000   $  50,000


(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5)  Excluding any accumulated but unpaid dividends.

(6)  Ratios have been annualized and total return has not been annualized.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                     Voyageur Minnesota Municipal Income Fund II, Inc.

                                                        Six Months     Year          Year        Year         Year         Year
                                                          Ended        Ended         Ended       Ended        Ended        Ended
                                                        9/30/01(6)    3/31/01       3/31/00     3/31/99     3/31/98(2)     3/31/97
                                                       (Unaudited)

Net asset value, beginning of period                    $  14.450   $  13.590     $  14.950   $  14.800     $  13.590   $  13.480

Income (loss) from investment operations:
Net investment income                                       0.580       1.168         1.176       1.154         1.130       1.130
Net realized and unrealized gain (loss) on investments      0.085       0.850        (1.411)      0.099         1.200       0.080
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total from investment operations                            0.665       2.018        (0.235)      1.253         2.330       1.210
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Less dividends to:
Common shareholders from net investment income             (0.418)     (0.818)       (0.818)     (0.818)       (0.820)     (0.810)
Preferred shareholders from net investment income          (0.117)     (0.340)       (0.307)     (0.285)       (0.300)     (0.290)
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total dividends                                            (0.535)     (1.158)       (1.125)     (1.103)       (1.120)     (1.100)
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Net asset value, end of period                          $  14.580   $  14.450     $  13.590   $  14.950     $  14.800   $  13.590
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Market value, end of period                             $  14.080   $  14.080     $  12.438   $  15.060     $  13.880   $  12.630
                                                        =========   =========     =========   =========     =========   =========

Total investment return based on(1)
Market value                                                 2.94%      19.17%       (12.28%)     14.73%        16.56%       1.47%
Net asset value                                              3.87%      13.06%        (3.43%)      6.76%        15.51%       6.97%

Ratios and supplemental data:
Net assets applicable to capital shares, end of
  period (000 omitted)                                  $ 165,719   $ 164,775     $ 158,574   $ 168,456     $ 167,333   $ 158,572
Ratio of expenses to average net assets(3)                   0.68%       0.63%         0.62%       0.64%         0.76%       0.74%
Ratio of expenses to average net assets applicable
  to common shares                                           1.04%       1.01%         0.99%       1.00%         1.19%       1.19%
Ratio of net investment income to average net assets(3)      5.09%       5.27%         5.30%       4.96%         4.98%       5.15%
Ratio of net investment income to average net assets
  applicable to common shares(4)                             6.42%       5.96%         6.24%       5.80%         5.73%       6.15%
Portfolio turnover                                              3%          3%            4%         15%            4%         20%


Leverage analysis:
Value of preferred shares outstanding (000 omitted)     $  60,000   $  60,000     $  60,000   $  60,000     $  60,000   $  60,000
Net asset coverage per share of preferred shares,
  end of period                                         $ 138,099   $ 137,312     $ 132,145   $ 140,380     $ 139,444   $ 132,143
Liquidation value per share of preferred shares(5)      $  50,000   $  50,000     $  50,000   $  50,000     $  50,000   $  50,000



(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5)  Excluding any accumulated but unpaid dividends.

(6)  Ratios have been annualized and total return has not been annualized.

See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Voyageur Minnesota Municipal Income Fund III, Inc.

                                                        Six Months     Year          Year        Year         Year        Year
                                                          Ended       Ended         Ended       Ended        Ended        Ended
                                                        9/30/01(6)   3/31/01       3/31/00     3/31/99     3/31/98(2)     3/31/97
                                                       (Unaudited)
Net asset value, beginning of period                    $  13.420   $  12.560     $  13.970   $  13.760     $  12.710   $  12.540

Income (loss) from investment operations:
Net investment income                                       0.524       1.065         1.075       1.025         1.050       1.080
Net realized and unrealized gain (loss) on investments      0.125       0.889        (1.425)      0.222         1.060       0.150
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total from investment operations                            0.649       1.954        (0.350)      1.247         2.110       1.230
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Less dividends to:
Common shareholders from net investment income             (0.377)     (0.758)       (0.758)     (0.758)       (0.760)     (0.750)
Preferred shareholders from net investment income          (0.112)     (0.336)       (0.302)     (0.279)       (0.300)     (0.310)
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total dividends                                            (0.489)     (1.094)       (1.060)     (1.037)       (1.060)     (1.060)
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Net asset value, end of period                          $  13.580   $  13.420     $  12.560   $  13.970     $  13.760   $  12.710
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Market value, end of period                             $  13.000   $  13.000     $  11.750   $  14.125     $  13.380   $  12.250
                                                        =========   =========     =========   =========     =========   =========

Total investment return based on(1)
Market value                                                 2.89%      17.57%       (11.70%)     11.59%        15.80%       8.62%
Net asset value                                              4.12%      13.54%        (4.57%)      7.28%        14.82%       7.50%

Ratios and supplemental data:
Net assets applicable to capital shares, end of
  period (000 omitted)                                  $  39,946   $  39,659     $  38,075   $  40,665     $  40,283   $  38,348
                                                        =========   =========     =========   =========     =========   =========

Ratio of expenses to average net assets(3)                   0.94%       0.87%         0.81%       0.77%         0.83%       0.81%

Ratio of expenses to average net assets applicable
  to common shares                                           1.51%       1.42%         1.33%       1.22%         1.34%       1.33%

Ratio of net investment income to average net assets(3)      4.84%       5.07%         5.10%       4.64%         4.88%       5.17%
Ratio of net investment income to average net
  assets applicable to common shares(4)                      6.13%       5.68%         5.99%       5.35%         5.61%       6.05%

Portfolio turnover                                              1%          5%           16%         15%            9%         39%


Leverage analysis:
Value of preferred shares outstanding (000 omitted)     $  15,000   $  15,000     $  15,000   $  15,000     $  15,000   $  15,000
Net asset coverage per share of preferred shares,
  end of period                                         $ 133,153   $ 132,197     $ 126,916   $ 135,549     $ 134,278   $ 127,826
Liquidation value per share of preferred
  shares(5)                                             $  50,000   $  50,000     $  50,000   $  50,000     $  50,000   $  50,000



(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5)  Excluding any accumulated but unpaid dividends.

(6)  Ratios have been annualized and total return has not been annualized.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                      Voyageur Arizona Municipal Income Fund, Inc.

                                                        Six Months     Year          Year        Year         Year        Year
                                                          Ended       Ended         Ended       Ended        Ended        Ended
                                                        9/30/01(6)   3/31/01       3/31/00     3/31/99     3/31/98(2)    3/31/97
                                                       (Unaudited)

Net asset value, beginning of period                    $  14.970   $  14.000     $  15.290   $  15.030     $  13.780   $  13.740

Income (loss) from investment operations:
Net investment income                                       0.559       1.124         1.115       1.108         1.090       1.080
Net realized and unrealized gain (loss) on investments      0.192       0.965        (1.333)      0.202         1.230       0.010
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total from investment operations                            0.751       2.089        (0.218)      1.310         2.320       1.090
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Less dividends to:
Common shareholders from net investment income             (0.402)     (0.773)       (0.773)     (0.773)       (0.770)     (0.760)
Preferred shareholders from net investment income          (0.119)     (0.346)       (0.299)     (0.277)       (0.300)     (0.290)
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total dividends                                            (0.521)     (1.119)       (1.072)     (1.050)       (1.070)     (1.050)
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Net asset value, end of period                          $  15.200   $  14.970     $  14.000   $  15.290     $  15.030   $  13.780
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Market value, end of period                             $  15.250   $  14.250     $  12.625   $  15.125     $  14.630   $  13.000
                                                        =========   =========     =========   =========     =========   =========

Total investment return based on(1)
Market value                                                 9.88%      19.28%       (11.65%)      8.84%        18.79%       8.20%
Net asset value                                              4.26%      13.00%        (3.10%)      7.07%        15.17%       5.94%

Ratios and supplemental data:
Net assets applicable to capital shares, end of period
  (000 omitted)                                         $  70,342   $  69,637     $  66,758   $  70,586     $  69,813   $  66,102
Ratio of expenses to average net assets(3)                   0.78%       0.75%         0.76%       0.74%         0.80%       0.78%
Ratio of expenses to average net assets applicable
     to common shares                                        1.20%       1.18%         1.21%       1.15%         1.26%       1.25%
Ratio of net investment income to average net assets(3)      4.77%       4.95%         4.93%       4.69%         4.71%       4.85%
Ratio of net investment income to average net
  assets applicable to common shares(4)                      5.84%       5.44%         5.74%       5.46%         5.34%       5.71%
Portfolio turnover                                             43%         24%           41%         46%           22%         31%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)     $  25,000   $  25,000     $  25,000   $  25,000     $  25,000   $  25,000
Net asset coverage per share of preferred shares,
  end of period                                         $ 140,683   $ 139,274     $ 133,516   $ 141,172     $ 139,627   $ 132,205
Liquidation value per share of preferred shares(5)      $  50,000   $  50,000     $  50,000   $  50,000     $  50,000   $  50,000



(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5)  Excluding any accumulated but unpaid dividends.

(6)  Ratios have been annualized and total return has not been annualized.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                  Voyageur Colorado Insured Municipal Income Fund, Inc.

                                                        Six Months     Year          Year        Year          Year       Year
                                                          Ended       Ended         Ended       Ended         Ended       Ended
                                                        9/30/01(6)   3/31/01       3/31/00     3/31/99      3/31/98(2)    3/31/97
                                                       (Unaudited)

Net asset value, beginning of period                    $  15.400   $  14.340     $  15.670   $  15.300     $  13.670   $  13.710

Income (loss) from investment operations:
Net investment income                                       0.539       1.087         1.092       1.113         1.090       1.080
Net realized and unrealized gain (loss) on investments      0.152       1.068        (1.368)      0.292         1.600      (0.080)
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total from investment operations                            0.691       2.155        (0.276)      1.405         2.690       1.000
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Less dividends to:
Common shareholders from net investment income             (0.393)     (0.758)       (0.758)     (0.758)       (0.760)     (0.750)
Preferred shareholders from net investment income          (0.118)     (0.337)       (0.296)     (0.277)       (0.300)     (0.290)
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total dividends                                            (0.511)     (1.095)       (1.054)     (1.035)       (1.060)     (1.040)
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Net asset value, end of period                          $  15.580   $  15.400     $  14.340   $  15.670     $  15.300   $  13.670
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Market value, end of period                             $  14.250   $  13.180     $  11.750   $  14.750     $  14.310   $  12.500
                                                        =========   =========     =========   =========     =========   =========

Total investment return based on(1)
Market value                                                11.23%      19.06%       (15.57%)      8.47         20.94%       3.94%
Net asset value                                              4.08%      13.99%        (3.01%)      7.80%        18.22%       5.23%

Ratios and supplemental data:
Net assets applicable to capital shares, end of
  period (000 omitted)                                  $  57,744   $  57,300     $  54,730   $  57,956     $  57,071   $  53,110
Ratio of expenses to average net assets(3)                   0.88%       0.85%         0.83%       0.75%         0.80%       0.78%
Ratio of expenses to average net assets applicable to
  common shares                                              1.36%       1.32%         1.31%       1.14%         1.25%       1.25%
Ratio of net investment income to average net assets(3)      4.55%       4.73%         4.79%       4.67%         4.73%       4.91%
Ratio of net investment income to average net assets
  applicable to common shares(4)                             5.46%       5.10%         5.47%       5.37%         5.33%       5.74%
Portfolio turnover                                              7%          8%            6%          0%            5%         68%


Leverage analysis:
Value of preferred shares outstanding (000 omitted)     $  20,000   $  20,000     $  20,000   $  20,000     $  20,000   $  20,000
Net asset coverage per share of preferred shares,
  end of period                                         $ 144,360   $ 143,249     $ 136,825   $ 144,889     $ 142,677   $ 132,775
Liquidation value per share of preferred shares(5)      $  50,000   $  50,000     $  50,000   $  50,000     $  50,000   $  50,000


(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Commencing May 1, 1997 Delaware Management Company replaced Voyageur Fund Managers, Inc., as the Fund's investment manager.

(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5)  Excluding any accumulated but unpaid dividends.

(6)  Ratios have been annualized and total return has not been annualized.


See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                  Voyageur Colorado Insured Municipal Income Fund, Inc.

                                                        Six Months     Year          Year        Year         Year        Year
                                                          Ended        Ended         Ended       Ended        Ended        Ended
                                                        9/30/01(6)    3/31/01       3/31/00     3/31/99      3/31/98(2)   3/31/97
                                                       (Unaudited)
Net asset value, beginning of period                    $  15.260   $  13.870     $  15.220   $  14.920     $  13.580   $  13.610

Income (loss) from investment operations:
Net investment income                                       0.551       1.105         1.099       1.080         1.070       1.050
Net realized and unrealized gain (loss) on investments      0.180       1.373        (1.417)      0.264         1.300      (0.060)
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total from investment operations                            0.731       2.478        (0.318)      1.344         2.370       0.990
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Less dividends to:
Common shareholders from net investment income             (0.403)     (0.746)       (0.735)     (0.735)       (0.740)     (0.730)
Preferred shareholders from net investment income          (0.118)     (0.342)       (0.297)     (0.309)       (0.290)     (0.290)
                                                        ---------   ---------     ---------   ---------     ---------   ---------
Total dividends                                            (0.521)     (1.088)       (1.032)     (1.044)       (1.030)     (1.020)
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Net asset value, end of period                          $  15.470   $  15.260     $  13.870   $  15.220     $  14.920   $  13.580
                                                        ---------   ---------     ---------   ---------     ---------   ---------

Market value, end of period                             $  15.000   $  14.560     $  12.563   $  14.938     $  14.000   $  12.500
                                                        =========   =========     =========   =========     =========   =========

Total investment return based on(1)
Market value                                                 5.81%      22.42%       (11.05%)     12.13         18.09%       4.77%
Net asset value                                              4.12%      16.21%        (3.62%)      7.21%        15.84%       5.19%

Ratios and supplemental data:
Net assets applicable to capital shares, end of
  period (000 omitted)                                  $ 114,818   $ 113,817     $ 107,093   $ 113,598     $ 112,187   $ 105,687
Ratio of expenses to average net assets(3)                   0.68%       0.68%         0.68%       0.69%         0.75%       0.77%
Ratio of expenses to average net assets applicable
  to common shares                                           1.04%       1.06%         1.08%       1.06%         1.18%       1.23%
Ratio of net investment income to average net assets(3)      4.66%       4.87%         4.93%       4.61%         4.72%       4.76%
Ratio of net investment income to average net assets
  applicable to common shares(4)                             5.66%       5.31%         5.72%       5.08%         5.38%       5.51%
Portfolio turnover                                             22%         56%           37%         18%           39%         88%

Leverage analysis:
Value of preferred shares outstanding (000 omitted)     $  40,000   $  40,000     $  40,000   $  40,000     $  40,000   $  40,000
Net asset coverage per share of preferred shares, end
  of period                                             $ 143,522   $ 142,272     $ 133,867   $ 141,998     $ 140,234   $ 132,109
Liquidation value per share of preferred shares(5)      $  50,000   $  50,000     $  50,000   $  50,000     $  50,000   $  50,000


(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.

(3) Ratios were calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of common and preferred shareholders.

(4) Ratio reflects total net investment income less dividends paid to preferred shareholders from net investment income divided by average net assets applicable to common shareholders.

(5)  Excluding any accumulated but unpaid dividends.

(6)  Ratios have been annualized and total return has not been annualized.

See accompanying notes

Notes to Financial Statements


                                        Voyageur Closed-End Municipal Bond Funds
                                        September 30, 2001 (Unaudited)


Voyageur Minnesota Municipal Income Fund, Inc. ("Minnesota Municipal Fund"); Voyageur Minnesota Municipal Income Fund II, Inc. ("Minnesota Municipal Fund II"); Voyageur Minnesota Municipal Income Fund III, Inc. ("Minnesota Municipal Fund III"); Voyageur Arizona Municipal Income Fund, Inc. ("Arizona Municipal Fund"), and Voyageur Colorado Insured Municipal Income Fund, Inc. ("Colorado Insured Municipal Fund") are organized as Minnesota corporations. The Voyageur Florida Insured Municipal Income Fund ("Florida Insured Municipal Fund") is organized as a Massachusetts Business Trust. Each of the above referenced companies are hereinafter referred to as a "Fund" and collectively as the "Funds". The Minnesota Municipal Fund II, Florida Insured Municipal Fund and Arizona Municipal Fund are diversified closed-end management investment companies and Minnesota Municipal Fund, Minnesota Municipal Fund III and Colorado Insured Municipal Fund are non-diversified closed-end management investment companies under the Investment Company Act of 1940, as amended. The Funds' shares trade on the American Stock Exchange.

The investment objective of each Fund is to provide high current income exempt from federal income tax and from the personal income tax of its state, if any, consistent with the preservation of capital. Florida Insured Municipal Fund will generally seek investments that will enable its shares to be exempt from Florida's intangible personal property tax. Each Fund will seek to achieve its investment objective by investing substantially all of its net assets in investment grade, tax-exempt municipal obligations of its respective state.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Directors/Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. Each Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize all premiums and discounts on fixed income securities. The Funds do not amortize market discounts currently on fixed income securities, but recognize such discounts at disposition in compliance with the Internal Revenue Code. Upon adoption, each Fund will be required to record a cumulative effect adjustment to reflect the amortization of such discounts. The adjustment will effectively be a reclassification between net investment income and net unrealized appreciation (depreciation) of securities and therefore will not impact total net assets or the net asset value per share of each Fund. Additionally, the above adjustment will have no impact on each Fund's distributions which are determined in accordance with federal income tax regulations.

                                        Voyageur Closed-End Municipal Bond Funds
                                        September 30, 2001 (Unaudited)


1. Significant Accounting Policies (continued)

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the period ended September 30, 2001 were as follows:

                                   Minnesota  Minnesota  Minnesota   Arizona   Florida Insured  Colorado Insured
                                   Municipal  Municipal  Municipal  Municipal     Municipal        Municipal
                                     Fund      Fund II    Fund III    Fund          Fund             Fund
                                   ---------  ---------  ---------   -------   ---------------  ----------------

Commission reimbursements            $1,341     $3,738     $  910     $1,603       $1,315           $2,616

Earnings credits                      1,300      2,650      1,046      1,568        1,237            1,644


2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee of 0.40% which is calculated daily based on the average daily net assets of each Fund, including assets attributable to any preferred stock that may be outstanding.

The Funds have engaged Delaware Services Company, Inc., (DSC), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

At September 30, 2001, the Funds had liabilities payable to affiliates as follows:

                                      Minnesota      Minnesota      Minnesota      Arizona   Florida Insured  Colorado Insured
                                      Municipal      Municipal      Municipal     Municipal     Municipal        Municipal
                                        Fund          Fund II        Fund III       Fund          Fund             Fund
                                      ---------      ---------      ---------      -------   ---------------  ----------------
Investment management fees
  payable to DMC                       $19,637        $55,395        $13,344       $23,524       $19,296          $38,465

Dividend disbursing, transfer
  agent fees, accounting and
  other expenses payable to DSC         24,445         12,519          7,475         9,368         7,215           15,980

Other expenses payable
  to DMC and affiliates                 1,739           2,366          1,609         1,798         1,729            2,123


Certain officers of DMC and DSC are officers, and/or directors/trustees of the Funds. These officers and directors/trustees are paid no compensation by the Funds.

3.   Investments

For the period ended September 30, 2001, the Funds made purchases and sales of investment securities other than short-term investments as follows:







                           Minnesota       Minnesota      Minnesota     Arizona   Florida Insured   Colorado Insured
                           Municipal       Municipal      Municipal    Municipal      Municipal        Municipal
                             Fund           Fund II        Fund III       Fund          Fund             Fund
                           ---------       ---------      ---------    ---------  ---------------   ----------------
Purchases                  $1,289,483      $3,643,356     $     --     $14,889,175    $1,889,557       $12,274,396

Sales                       1,440,453       2,452,565      195,000      14,713,221     2,721,348        14,342,537


At September 30, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At September 30, 2001, the cost of investments and unrealized appreciation (depreciation) for each Fund were as follows:

                                      Minnesota      Minnesota      Minnesota       Arizona   Florida Insured  Colorado Insured
                                      Municipal      Municipal      Municipal      Municipal     Municipal        Municipal
                                        Fund          Fund II        Fund III        Fund          Fund             Fund
                                      ---------      ---------      ---------       -------   ---------------  ----------------

Cost of Investments                  $54,240,636    $156,548,712   $36,536,276    $66,012,777   $53,618,439      $107,778,504
                                     ===========    ============   ===========    ===========   ===========      ============

Aggregate Unrealized Appreciation      3,584,607       7,876,607     2,666,516      3,212,234     3,988,765        5,230,454

Aggregate Unrealized Depreciation            --         (787,763)     (338,300)       (99,950)           --           (2,096)
                                     -----------    ------------   -----------    -----------   -----------      ------------

Net Unrealized Appreciation            3,584,607       7,088,844     2,328,216      3,112,284     3,988,765        5,228,358

                                        Voyageur Closed-End Municipal Bond Funds
                                        September 30, 2001 (Unaudited)


3. Investments (continued)

For federal income tax purposes, certain Funds had accumulated capital losses as of September 30, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:

                            Minnesota          Minnesota          Minnesota       Arizona        Florida Insured
                            Municipal          Municipal          Municipal       Municipal         Municipal
Year of Expiration            Fund              Fund II            Fund III         Fund              Fund
------------------          ---------          ----------         ---------      ----------      ---------------
2003                            $ --           $ 952,440         $ 866,889           $ --           $ 92,804
2004                              --           1,143,840         1,279,495             --            183,099
2005                              --              89,665           455,666             --                 --
2006                              --             132,129             6,539             --                 --
2008                         265,111             437,162            56,856             --             98,928
2009                          63,920             175,807           153,308         65,251                 --
                             -------           ---------         ---------         ------            -------
Total                        329,031           2,931,040         2,818,753         65,251            374,831
                             =======           =========         =========         ======            -------


4.   Capital Stock

Pursuant to their articles of incorporation, Minnesota Municipal Fund, Minnesota Municipal Fund II, Minnesota Municipal Fund III, Arizona Municipal Fund and Colorado Insured Municipal Fund each have 200 million shares of $0.01 par value common shares authorized. Florida Insured Municipal Fund has been authorized to issue an unlimited amount of $0.01 par value common shares. The Funds did not repurchase any shares under the Share Repurchase Program during the period ending September 30, 2001. Shares issuable under the Fund's dividend reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

For the period ended September 30, 2001, the Funds did not have any transactions in common shares.

The Funds each have one million shares of $0.01 par value preferred shares authorized, except for Florida Insured Municipal Fund, which has an unlimited amount of $0.01 par value preferred shares authorized. Under resolutions adopted by the Board of Directors, Minnesota Municipal Fund is allowed to issue up to 400 preferred shares, of which the entire amount was issued on August 6, 1992. On May 14, 1993, Minnesota Municipal Fund II, Arizona Municipal Fund and Florida Insured Municipal Fund issued 1,200; 500 and 400 preferred shares, respectively. On December 10, 1993, Minnesota Municipal Fund III issued 300 preferred shares and on September 23, 1993, Colorado Insured Municipal Fund issued 800 preferred shares. The preferred shares of each Fund have a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding preferred shares of each Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the results of an auction. Dividend rates (adjusted for any capital gain distributions) ranged from 2.50% to 3.70% on Minnesota Municipal Fund, from 2.30% to 3.80% on Minnesota Municipal Fund II, from 2.45% to 3.70% on Minnesota Municipal Fund III, from 2.45% to 3.85% on Arizona Municipal Fund, from 2.45% to 3.65% on Florida Insured Municipal Fund and from 2.55% to 3.80% on Colorado Insured Municipal Fund during the period ended September 30, 2001. Salomon Smith Barney, Inc. and Merrill Lynch Pierce, Fenner & Smith Inc. (Colorado Insured Municipal Fund only), as the remarketing agents, receive an annual fee from each of the Funds of 0.25% of the average amount of preferred stock outstanding.

Under the 1940 Act, the Funds may not declare dividends or make other distributions on common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock is less than 200%. The preferred shares are redeemable at the option of the Funds, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends whether or not declared. The preferred shares are also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends whether or not declared, if certain requirements relating to the composition of the assets and liabilities of each Fund is not satisfied. The holders of preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of preferred shares are also entitled to elect two of each Fund's Directors. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including, among other things, changes in each of the Fund's subclassification as a closed-end investment company or changes in their fundamental investment restrictions.

5.   Credit and Market Risks

The Funds concentrate their investments in securities issued by municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware
Investments (SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Voyageur Closed-End Municipal Bond Funds shareholders. It sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The return and principal value of an investment in the Funds will fluctuate so that shares, when resold, may be worth more or less than their original cost. Notice is hereby given in accordance with Section 23(c) of the Investment Act of 1940 that the Funds may, from time-to-time, purchase shares of their common stock on the open market at market prices.


Board of Trustees

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Thomas F. Madison and Janet L. Yeomans
were elected by the preferred Shareholders of the Voyageur Closed-End Municipal
Bond Funds.


Affiliated Officers

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

William E. Dodge
Executive Vice President and
Chief Investment Officer, Equity
Delaware Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Contact Information

Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

Principal Office of the Funds
2005 Market Street
Philadelphia, PA 19103-7057

Independent Auditors
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

Registrar and Stock Transfer Agent
Mellon Investor Services, L.L.C.
Overpeck Center
85 Challenger Road
Ridgefield Park, NJ 07660
800 851-9677

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

Website
www.delawareinvestments.com

Number of Recordholders as of
September 30, 2001:

Minnesota Municipal Income Fund I           395
Minnesota Municipal Income Fund II          651
Minnesota Municipal Income Fund III         157
Arizona Municipal Income Fund               120
Florida Insured Municipal Income Fund       222
Colorado Insured Municipal Income Fund      209


(5234)                                                       Printed in the USA
VOY-CESA[9/01]CG 11/01                                                    J7567